SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant	☑

Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐  Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☑  Definitive Proxy Statement

☐  Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

LIGHTBRIDGE, INC.

(Name of Registrant as Specified In Its Charter)

Not Applicable

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☑	No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement no.:

(3)	Filing Party:

(4)	Date Filed:

LIGHTBRIDGE, INC.

67 South Bedford Street
Burlington, Massachusetts 01803

(effective June 1, 2004)

30 Corporate Drive
Burlington, Massachusetts 01803

NOTICE OF SPECIAL MEETING IN LIEU OF 2004 ANNUAL MEETING OF STOCKHOLDERS

Dear Stockholder:

      We invite you to attend our Special Meeting in Lieu of 2004 Annual Meeting of Stockholders, which is being held as follows:

Date:	Wednesday, June 2, 2004
Time:	11:00 a.m.
Location:	Foley Hoag LLP Thirteenth Floor Seaport World Trade Center West 155 Seaport Boulevard Boston, Massachusetts 02210

      At the meeting, we will ask you and our other stockholders to:

•	elect three directors, each for a three-year term;

•	approve an increase in the number of shares of common stock issuable under our 1996 Employee Stock Purchase Plan;

•	approve the adoption of our 2004 Stock Incentive Plan; and

•	consider any other business properly presented at the meeting.

      You may vote on these matters in person or by proxy. Whether or not you plan to attend the meeting, we ask that you complete and return the enclosed proxy card promptly in the enclosed addressed, postage-paid envelope, so that your shares will be represented and voted at the meeting in accordance with your wishes. If you attend the meeting, you may withdraw your proxy and vote your shares in person. Only stockholders of record at the close of business on April 23, 2004 may vote at the meeting.

By order of the Board of Directors,

Alexander H. Pyle
Secretary

May 3, 2004

PROXY STATEMENT

FOR THE
LIGHTBRIDGE, INC.
SPECIAL MEETING IN LIEU OF
2004 ANNUAL MEETING OF STOCKHOLDERS

INFORMATION ABOUT THE MEETING

The Meeting

      Lightbridge, Inc.’s Special Meeting in Lieu of 2004 Annual Meeting of Stockholders will be held at 11:00 a.m. on Wednesday, June 2, 2004 at the offices of Foley Hoag LLP, Thirteenth Floor, Seaport World Trade Center West, 155 Seaport Boulevard, Boston, Massachusetts 02210. At the meeting, stockholders who are present or represented by proxy will have the opportunity to vote on the following matters:

•	the election of three Class II directors, each for a three-year term;

•	an increase in the number of shares of common stock issuable under our 1996 Employee Stock Purchase Plan from 600,000 to 800,000;

•	approval of our 2004 Stock Incentive Plan; and

•	any other business properly presented at the meeting.

This Proxy Solicitation

      We have sent you this proxy statement and the enclosed proxy card because our Board of Directors is soliciting your proxy to vote at the meeting (including any adjournment or postponement of the meeting).

•	This proxy statement summarizes information about the proposals to be considered at the meeting and other information you may find useful in determining how to vote.

•	The proxy card is the means by which you actually authorize another person to vote your shares at the meeting in accordance with your instructions.

      We will pay the cost of soliciting these proxies. Our directors, officers and employees may solicit proxies in person, by telephone or by other means. We will reimburse brokers and other nominee holders of shares for expenses they incur in forwarding proxy materials to the beneficial owners of those shares. At present, we do not plan to retain the services of a proxy solicitation firm to assist us in this solicitation.

      We are mailing this proxy statement and the enclosed proxy card to stockholders for the first time on or about May 3, 2004. In this mailing, we are including a copy of our 2003 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2003 (excluding exhibits), as filed with the Securities and Exchange Commission.

How to Vote

      You are entitled to one vote at the meeting for each share of common stock registered in your name at the close of business on April 23, 2004. You may vote your shares at the meeting in person or by proxy.

•	To vote in person, you must attend the meeting, and then complete and submit the ballot provided at the meeting.

•	To vote by proxy, you must complete and return the enclosed proxy card. Your proxy card will be valid only if you sign, date and return it before the meeting. By completing and returning the proxy card, you will direct the persons named on the proxy card to vote your shares at the meeting in the manner you specify. If you complete all of the proxy card except the voting instructions, then the designated persons will vote your shares FOR the election of the nominated directors, FOR the increase in the number of shares issuable under our 1996 Employee Stock Purchase Plan and FOR adoption of our 2004 Stock Incentive Plan. If any other business properly comes before the meeting, then the designated persons will have the discretion to vote in any manner.

      If you vote by proxy, you may revoke it at any time before it is exercised by taking one of the following actions:

•	sending written notice to our Secretary at our address set forth on the notice of meeting appearing on the cover of this proxy statement;

•	voting again by proxy on a later date; or

•	attending the meeting, notifying our Secretary that you are present, and then voting in person.

Shares Held by Brokers or Nominees

      If a broker or nominee holds shares of our common stock for you in its name, then this proxy statement may be forwarded to you with a voting instruction card, which allows you to instruct the broker or nominee how to vote your shares on the proposals described herein. To vote by proxy, you should follow the directions provided with the voting instruction card. If your shares are held by a broker and you do not provide timely voting instructions, the broker may have discretionary authority to vote your shares on matters which are considered routine. For non-routine matters, if you do not provide instructions, the broker will not vote your shares, which results in a “broker non-vote.” To vote your shares in person, you must obtain a properly executed legal proxy from the record holder of the shares which identifies you as a Lightbridge stockholder and authorizes you to act on behalf of the record holder with respect to a specified number of shares.

Quorum Required to Transact Business

      At the close of business on April 23, 2004, 26,964,213 shares of common stock were outstanding. Our by-laws require that a majority of our common stock be represented, in person or by proxy, at the meeting in order to constitute the quorum we need to transact business. We will count abstentions and broker non-votes in determining whether a quorum exists.

Multiple Stockholders Sharing the Same Address

      If you and other residents at your mailing address own shares of common stock through a broker or other nominee, you may have received only one copy of this proxy statement and our 2003 Annual Report if you so elected. If you and other residents at your mailing address own shares of common stock in your own names, you may have received only one copy of this proxy statement and our 2003 Annual Report unless you provided our transfer agent with contrary instructions.

      This practice, known as “householding,” is designed to reduce our printing and postage costs. You may promptly obtain an additional copy of this proxy statement and our 2003 Annual Report by sending a written request to Lightbridge, Inc. Investor Relations, 67 South Bedford Street, Burlington, Massachusetts 01803 or by calling our Investor Relations department at 781-359-4854. If you hold your shares through a bank or other nominee and wish to discontinue householding or change your householding election, you may do so by calling 1-800-542-1061 or writing to ADP, 51 Mercedes Way, Englewood, NY 11717. If you hold your shares in your own name and wish to discontinue householding or change your householding election, you may do so by calling 1-877-777-0800 or writing to American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038.

PROPOSAL 1: ELECTION OF THREE DIRECTORS

      The first proposal on the agenda for the meeting is the election of three people to serve as Class II directors, each for a three-year term beginning at the meeting and ending at our 2007 annual meeting of stockholders. Our Board of Directors currently has seven members and is divided into three classes, two of which, Classes I and III, have two members and one of which, Class II, has three members. Members of each class of directors serve for three-year terms. We stagger these terms so that the term of only one class expires each year.

Nominees for Election

      Our Board of Directors has nominated Rachelle B. Chong, Andrew G. Mills and David G. Turner for re-election as Class II directors. Brief biographies of Ms. Chong, Mr. Mills and Mr. Turner, as of April 23, 2004, follow. You will find information about each nominee’s holdings of common stock on page 27.

Rachelle B. Chong Class II Director Nominee	Ms. Chong has served as one of our directors since February 2001. She joined our board under the terms of our merger agreement with Corsair Communications, Inc. Ms. Chong had served as a director of Corsair since December 1998. Since July 2001, she has been President of Carina Jewelry Inc., a retail jewelry business. Since January 2000, she has also served as General Counsel and Vice President, Government Affairs of BroadBand Office, Inc., a global provider of communications, Internet and e-business solutions which filed a petition under Chapter 11 of the United States Bankruptcy Code in May 2001. From January 1996 to November 1997, Ms. Chong was a Commissioner of the Federal Communications Commission and from May 1994 to December 1995, she was a key decision maker at the FCC. Prior to May 1994, Ms. Chong was a partner at the law firms Coudert Brothers and Graham & James, where she practiced exclusively in the area of telecommunications. Ms. Chong is 44 years old.

Andrew G. Mills Class II Director Nominee	Mr. Mills has served as one of our directors since May 2000. Since April 2001, Mr. Mills has been Vice-Chairman of Intego Solutions, a company that seeks opportunities for buyouts and major recapitalizations in the business-to-business information services sector. Mr. Mills served as Chairman of Intego Solutions from January 1999 to April 2001. From January 1996 to December 1998, Mr. Mills was President and Chief Executive Officer of Thomson Financial and Professional Publishing Group, a provider of financial, legal, regulatory and human resource information products and work solutions. From 1990 to December 1995, Mr. Mills was President of Thompson Financial Services, a provider of investment research. Mr. Mills is 51 years old.

David G. Turner Class II Director Nominee	Mr. Turner joined our Board of Directors in January 2004. Since February 2004, Mr. Turner has been Senior Executive Vice President of Research and Development at MBNA Corporation. From July 2003 to February 2004, Mr. Turner was Senior Executive Vice President, eBusiness Channels and Internet Operations and a member of the Senior Operating Committee of MBNA Corporation. From November 2002 to June 2003,

Mr. Turner was Executive Vice President and COO of Gateway Business at Gateway, Inc. From January 2001 to November 2002, he was Senior Vice President of Sales and Marketing at Gateway, Inc. From April 2000 to November 2001, Mr. Turner was Vice President and General Manager of Marketing and CMO at Gateway. From 1986 to January 2000, Mr. Turner held various positions at AT&T, including most recently that of Vice President, eBusiness. Mr. Turner is a member of the Board of Directors of the United States Chamber of Commerce. Mr. Turner is 39 years old.

      If for any reason Ms. Chong, Mr. Mills or Mr. Turner becomes unavailable for election, the persons designated in the proxy card may vote the shares represented by proxy for the election of a substitute. Ms. Chong, Mr. Mills and Mr. Turner have each consented to serve as a director if elected, and we currently have no reason to believe that any of them will be unable to serve.

      The three people receiving the greatest number of votes cast will be elected as Class II directors. We will not count votes withheld or broker non-votes when we tabulate votes cast for the election of a director.

      Our Board of Directors recommends that you vote FOR the election of Ms. Chong, Mr. Mills and Mr. Turner as Class II directors.

PROPOSAL 2: AMENDMENT OF 1996 EMPLOYEE STOCK PURCHASE PLAN

      On April 15, 2004, the Board of Directors amended our 1996 Employee Stock Purchase Plan to increase the number of shares available for purchase under the plan from 600,000 to 800,000, subject to adjustments in the event of stock splits, stock dividends, recapitalizations and the like. The Board of Directors is submitting this amendment to the Stock Purchase Plan to our stockholders for approval. If our stockholders do not approve this amendment, the total number of shares that may be purchased under the plan will remain at 600,000.

      The purpose of the Stock Purchase Plan is to allow employees of Lightbridge an opportunity to acquire an ownership interest (or increase an existing ownership interest) in Lightbridge through the purchase of shares of common stock. The Board of Directors believes that providing employees with a direct stake in Lightbridge’s welfare assures a closer identification of the interests of participants in the Stock Purchase Plan with those of our stockholders, thereby stimulating the participants’ efforts on our behalf and strengthening their desire to remain with us.

      In order to pass, this proposal must receive a majority of the votes cast with respect to this matter. We will count abstentions but not broker non-votes when we tabulate votes cast, and, as a result, an abstention with respect to this proposal will have the same effect as a vote against the proposal.

      Our Board of Directors recommends that you vote FOR this proposal to approve the amendment of the 1996 Employee Stock Purchase Plan.

Description of the 1996 Employee Stock Purchase Plan

      Our Board of Directors adopted the Stock Purchase Plan in June 1996. In March 2001, the Board amended the Stock Purchase Plan to increase the number of shares available for purchase thereunder from 200,000 to 400,000. Our stockholders approved this increase in May 2001. In March 2002, the Board amended the Stock Purchase Plan to increase the number of shares available for purchase thereunder from 400,000 to 600,000, and our stockholders approved this increase in May 2002.

      The right to purchase common stock under the Stock Purchase Plan is made available by a series of six-month offerings to eligible employees. The Stock Purchase Plan is administered by the Compensation Committee, which determines the applicable commencement date and termination date of each offering.

      All of our employees are eligible to participate in the Stock Purchase Plan on the first offering commencement date following the commencement of employment if:

•	the employee has completed 20 days of continuous service with us;

•	after giving effect to the employee’s participation, the employee would not own stock, including outstanding options to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of our stock or the stock of any parent or subsidiary company;

•	participation in the Stock Purchase Plan would not cause the employee’s rights to purchase stock under all of our employee stock purchase plans and the stock purchase plans of any parent or subsidiary company to exceed $25,000 in fair market value (determined at the commencement of the offering period) for each calendar year in which the employee is participating; and

•	the employee is not one of our officers who is a “highly compensated employee” as defined in section 414(q) of the Internal Revenue Code.

Participation in the Stock Purchase Plan is voluntary and participation in any one or more of the offerings under the Stock Purchase Plan neither limits nor requires participation in any other offering.

      At the time an employee elects to participate in an offering period, the employee selects a rate of payroll deductions that will apply during the offering period. Payroll deductions may be at any integral rate up to 6% of the participant’s base pay on the offering commencement date. All payroll deductions made for a participant are credited to the participant’s account under the Stock Purchase Plan. No separate cash payments may be made into the account by the participant. No interest is paid or allowed on any money paid into the Stock Purchase Plan or credited to the account of any participant. An employee may terminate participation in the Stock Purchase Plan at any time, but, during the offering, the participant may not change the percentage of compensation being deducted.

      On the offering commencement date, each participating employee is deemed to have been granted an option to purchase a maximum number of shares of our common stock equal to two times the portion of the participant’s base pay during the offering period that the participant has elected to have withheld, divided by 85% of the closing price per share of our common stock on the offering commencement date. The per share purchase price of the common stock acquired under the Stock Purchase Plan is equal to 85% of the lower of the closing price per share of our common stock on the offering commencement date or the closing price on the offering termination date.

      Unless a participant gives written notice of withdrawal from an offering, the participant’s option is exercised automatically on the offering termination date. The number of full shares of common stock purchased upon exercise of the option is equal to the accumulated payroll deductions in the participant’s account at that time divided by the applicable option price (but may not exceed the number of shares subject to the option granted to the participant on the offering commencement date). Any excess in a participant’s account (other than amounts relating to fractional shares) is automatically returned to the participant. Fractional shares are not issued under the Stock Purchase Plan and any accumulated payroll deductions which would have been used to purchase fractional shares are automatically carried forward to the next offering unless the participant chooses to have the excess funds returned.

      An employee’s participation under the Stock Purchase Plan terminates if the employee voluntarily withdraws from the Plan or ceases to be an employee prior to the offering termination date, except that if an employee’s employment terminates due to death, the employee’s beneficiary has the right to withdraw all of the payroll deductions or to exercise the option.

      We intend to file, as soon as practicable, a registration statement covering the additional 200,000 shares of common stock that will be issuable under the Stock Purchase Plan if the increase is approved by our stockholders. Except in the case of shares issued to our affiliates, as defined in the Securities Act of 1933, the shares of common stock issued under the Stock Purchase Plan will be freely tradable in the public market if they are issued while a registration statement is effective.

New Plan Benefits

      Because participation in the Stock Purchase Plan is voluntary, we are unable to determine the dollar value and number of options or amounts that will be received by or allocated to any of our executive officers, our current executive officers as a group, our current directors who are not executive officers as a group, or our employees who are not executive officers as a group as a result of the increase in the number of shares subject to purchase under the Stock Purchase Plan. If the proposed amendment had been in effect during 2003, it would not have affected the number of options received by or allocated to participants in that year.

Future Amendments to the Stock Purchase Plan

      Our Board of Directors may, in its discretion, terminate or amend the Stock Purchase Plan at any time, except that no such termination may affect options previously granted, nor may any amendment make a change in any option previously granted which would adversely affect the rights of an option holder under the plan.

Federal Income Tax Information With Respect to the Stock Purchase Plan

      The following is a summary of the material United States federal income tax consequences of the Stock Purchase Plan generally applicable to participants and to Lightbridge. Individual participants should contact their own tax advisors with respect to the federal, state and local tax consequences applicable to them based upon their particular circumstances.

      If an employee acquires shares of common stock pursuant to the Stock Purchase Plan and does not dispose of them within two years after the commencement of the applicable offering period, nor within one year after the date on which the shares were acquired, any gain realized upon subsequent disposition is treated, for federal income tax purposes, as long-term capital gain, except for a portion that is taxable as ordinary income. The portion taxable as ordinary income is equal to the lesser of:

•	the excess of the fair market value of the shares on the date of disposition over the amount paid for the shares; or

•	the excess of the fair market value of the shares on the offering commencement date over the amount paid for the shares.

In this situation, Lightbridge does not receive a corresponding tax deduction. If the employee disposes of the shares at a price less than the price at which he or she acquired the shares, the employee realizes no ordinary income and has a long-term capital loss measured by the difference between the purchase price and the selling price.

      If the employee disposes of shares acquired pursuant to the Stock Purchase Plan within two years after the applicable offering commencement date, or within one year after the date on which the shares were acquired, the difference between the purchase price and the fair market value of the shares at the time of purchase is taxable to the participant as ordinary income in the year of disposition. In this event, we may deduct from our gross taxable income an amount equal to the amount treated as ordinary income to the employee. Any excess of the selling price over the fair market value at the time the employee purchased the shares is taxable as long-term capital gain if the shares were held for more than 12 months and short-term capital gain if the shares were held for 12 months or less. If the participant disposes of any shares within either the two-year or one-year periods at a price less than the fair market value at the time of purchase, the participant realizes the same amount of ordinary income (that is, the difference between the purchase price and the fair market value of the shares at the time of purchase), and the participant recognizes a capital loss equal to the difference between the fair market value of the shares at the time of purchase and the selling price.

      If a participating employee dies while owning shares acquired under the Stock Purchase Plan, ordinary income may be reportable on the employee’s final income tax return.

      The Stock Purchase Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the plan qualified under Section 401(a) of the Internal Revenue Code.

PROPOSAL 3: APPROVAL OF 2004 STOCK INCENTIVE PLAN

      On April 15, 2004, the Board of Directors adopted our 2004 Stock Incentive Plan, subject to approval by our stockholders. The 2004 Incentive Plan will not become effective unless it is approved by stockholders within twelve months of the date our Board adopted it.

      Our Board of Directors, including the members of the Compensation Committee, believes that we will derive substantial benefits from granting awards under the 2004 Incentive Plan. Our Board believes that the grant of awards under the 2004 Incentive Plan will enable us to further align the interests of our current and future directors, executive officers and other employees with the interests of our stockholders. The Board also believes that the 2004 Incentive Plan will assist us to attract and retain key employees by enabling us to offer competitive compensation packages. Stock options currently constitute a significant portion of the overall compensation of our employees, including our executive officers, and our non-employee directors.

      The Board’s decision to adopt a new equity incentive plan at this time was based on a number of factors. As of April 23, 2004, approximately 760,047 shares of common stock remained available for issuance under our existing stock option plans. Of these shares, approximately 450,420 were issuable under our 1996 Incentive and Nonqualified Stock Option Plan, which is the only plan under which we may grant incentive stock options, and which will expire by its terms in October 2006. Our acquisition of Authorize.Net Corporation on March 31, 2004 also resulted in an increase in the number of our employees who may be eligible to receive equity-based compensation. In addition, in light of current trends in equity compensation arrangements, our Board believes that it is desirable for Lightbridge to have the ability to utilize forms of equity-based compensation other than stock options, such as awards of restricted stock, unrestricted stock, restricted units and stock appreciation rights, which our current stock option plans do not permit. Information about securities authorized for issuance as of December 31, 2003 under our equity compensation plans is set forth on page 24.

      In order to pass, this proposal must receive a majority of the votes cast with respect to this matter. We will count abstentions but not broker non-votes when we tabulate votes cast, and, as a result, an abstention with respect to this proposal will have the same effect as a vote against the proposal.

      Our Board of Directors recommends that you vote FOR this proposal to approve the 2004 Stock Incentive Plan.

Description of the 2004 Stock Incentive Plan

      Shares Subject to Plan

      The 2004 Incentive Plan authorizes the issuance of an amount of our common stock equal to the sum of:

•	2,500,000 shares, plus

•	the number of shares remaining available for future grants under our existing stock option plans as of the effective date of the 2004 Incentive Plan, plus

•	the number of shares subject to any stock option granted pursuant to our existing stock option plans that expires, is forfeited, cancelled or reacquired by Lightbridge, or otherwise terminates (other than by exercise) after the effective date of the 2004 Incentive Plan.

Notwithstanding the foregoing, the maximum cumulative number of shares of our common stock that may be issued pursuant to restricted stock awards, unrestricted stock awards and restricted units granted under the 2004 Incentive Plan is 2,500,000 and the maximum cumulative number of shares of our common stock that may be issued pursuant to the Plan is 7,500,000. For purposes of each of the foregoing limitations, the shares of common stock underlying any awards which are forfeited, cancelled, reacquired by Lightbridge or otherwise terminated (other than by exercise), shares that are tendered in payment of the exercise price of any award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of common stock with respect to which awards may be granted under the 2004 Incentive Plan. To the extent that an award is settled in cash or a form other than shares of common stock, the shares that would have been delivered had there been no such cash or other settlement are not counted against the shares available for issuance under the plan. The number of shares issuable under the 2004 Incentive Plan is subject to adjustment in the event of stock splits, stock dividends, recapitalizations and the like. No participant may receive awards with respect to more than 500,000 shares of common stock in any calendar year.

      Following the effective date of the 2004 Incentive Plan, we will not have the power to grant any further stock options pursuant to our prior stock option plans, but options previously granted under those plans will continue in effect in accordance with their terms.

Plan Administration

      The 2004 Incentive Plan is administered by the Compensation Committee of the Board of Directors. The Compensation Committee selects the individuals to whom awards will be granted and determines the exercise price and other terms of each award, subject to the provisions of the 2004 Incentive Plan. Under certain circumstances, the Compensation Committee may authorize our chief executive officer or another executive officer to grant awards to eligible persons who are not our executive officers or Directors. Our officers, directors, employees, consultants and advisors are eligible to receive awards under the 2004 Incentive Plan, but incentive stock options may only be granted to our employees and employees of our affiliates within the meaning of the Internal Revenue Code. As of the date hereof, we have not granted any options or other awards under the 2004 Incentive Plan.

Types of Awards

      The 2004 Incentive Plan provides for grants of stock options, restricted stock, unrestricted stock, restricted units and stock appreciation rights.

•	Stock options grant the holder the right to purchase shares of our common stock in the future at a pre-established price, and include options that are intended to qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code, and options that do not so qualify. The exercise price of any option granted under the 2004 Incentive Plan must be at least equal to the fair market value of our common stock on the date of grant. The exercise price of incentive options granted to an optionee who owns stock possessing more than 10% of the voting power of our outstanding capital stock must be at least equal to 110% of the fair market value of the common stock on the date of grant. Incentive options granted to this type of optionee must have a term of no more than five years from the date of grant, while other incentive options must have a term of no more than ten years from the date of grant. Stock options may vest based on continued employment or achievement of pre-established performance goals and objectives.

•	Restricted stock awards entitle the recipient to acquire, for such purchase price, if any, as may be determined by the Compensation Committee, shares of our common stock subject to such restrictions and conditions as the Compensation Committee may determine at the time of grant, including continued employment or achievement of pre-established performance goals and objectives.

•	Unrestricted stock awards are shares of our common stock free of any vesting restrictions or conditions under the Plan, and may be issued at a purchase price determined by the Compensation Committee. Unrestricted stock may be issued for cash, past services or other valid consideration.

•	Restricted units entitle the recipient to acquire in the future shares of our common stock, an equivalent amount of cash or a combination of stock and cash, in the discretion of the

Compensation Committee. Restricted units are subject to such restrictions and conditions as the Committee may determine at the time of grant, including continued employment or achievement of pre-established performance goals and objectives.

•	Stock appreciation rights entitle the participant to receive, upon exercise, a number of shares of our common stock (with or without restrictions, as determined by the Compensation Committee), an amount of cash, or any combination of stock and cash having an aggregate fair market value equal to the product of (a) the excess of fair market value, on the date of exercise, over the exercise price per share specified in the stock appreciation right (which exercise price shall be at least equal to the fair market value of our common stock on the date of grant), multiplied by (b) the number of shares for which the stock appreciation right is exercised. The Compensation Committee may specify at the time of grant of any stock appreciation right that the stock appreciation right may be exercisable solely for cash and not for stock. Stock appreciation rights may become exercisable based on continued employment or achievement of pre-established performance goals and objectives.

Effect of Change of Control

      The 2004 Incentive Plan provides that, upon a change of control of Lightbridge:

•	each holder of an outstanding award shall be entitled, upon exercise of such award, to receive, in lieu of shares of our common stock, shares of such stock or other securities, cash or property as the holders of our common stock received in connection with the change of control;

•	the Compensation Committee may accelerate the time for exercise of all unexercised and unexpired awards; or

•	all outstanding awards may be cancelled by the Compensation Committee as of the effective date of any such transaction, provided that notice of such cancellation shall be given to each holder of such an award and that each holder of such an award shall have the right to exercise such award to the extent that the same is then exercisable or, if the Compensation Committee shall have accelerated the time for exercise of all unexercised and unexpired awards, in full, during the 30-day period preceding the effective date of such a transaction.

      For these purposes, a “change of control” means the occurrence of any of the following:

•	any person becomes a beneficial owner of securities representing at least 50% of the combined voting power of our then outstanding securities;

•	we engage in a merger or consolidation under circumstances in which our stockholders immediately prior to such merger or consolidation do not own after such merger or consolidation shares representing at least 50% of the combined voting power of the surviving or resulting corporation; or

•	we approve a complete liquidation or sell or otherwise dispose of all or substantially all of our assets.

Registration of Shares

      We intend to file, as soon as practicable, a registration statement covering the shares of common stock that will be issuable under the 2004 Incentive Plan if it is approved by our stockholders. Except in the case of shares issued to our affiliates, as defined in the Securities Act of 1933, the shares of common stock issued under the 2004 Incentive Plan will be freely tradable in the public market if they are issued while a registration statement is effective.

      The foregoing discussion is only a summary of some of the provisions of our 2004 Stock Incentive Plan. A full copy of the 2004 Incentive Plan is attached as Appendix A to this proxy statement.

New Plan Benefits

      Because the grant of awards under the 2004 Incentive Plan will be made in the future at the discretion of the Compensation Committee, we are unable to determine the dollar value and number of shares or amounts that will be received by or allocated to any person, including any executive officer, director or employee under the 2004 Incentive Plan if it is approved. If the 2004 Incentive Plan had been in effect during 2003, it would not have affected the number of options received by or allocated to participants in 2003.

Future Amendments to the 2004 Stock Incentive Plan; Limitation on Repricing

      Our Board of Directors may, in its discretion, terminate or amend the 2004 Incentive Plan at any time, except that no such termination may affect options previously granted, nor may any amendment make a change in any award previously granted which would adversely affect the rights of an award holder under the 2004 Incentive Plan. The exercise prices of options or stock appreciation rights outstanding under the 2004 Incentive Plan may not be decreased (whether through amendment, cancellation and regrant, exchange or other means) without the approval of our stockholders, except in the event of a stock split, stock dividend, recapitalization or the like.

Federal Income Tax Information With Respect to the 2004 Stock Incentive Plan

      The following is a summary of the material United States federal income tax consequences of the 2004 Incentive Plan generally applicable to participants and to Lightbridge. Individual participants should contact their own tax advisors with respect to the federal, state and local tax consequences applicable to them based upon their particular circumstances.

Incentive Stock Options

      The grantee of an incentive stock option recognizes no income for federal income tax purposes on the grant thereof. Except as provided below with respect to the alternative minimum tax, there is also no tax upon exercise of an incentive option. If the shares acquired upon exercise of an incentive option are not disposed of by the option holder within two years from the date of the grant of the incentive option or within one year after exercise of the incentive option, any gain realized by the option holder on the subsequent sale of such shares is treated as long-term capital gain for federal income tax purposes. If the shares are sold prior to the expiration of such two-year and one-year periods, which is known as a “disqualifying disposition,” the difference between the lesser of the value of the shares at the date of exercise or at the date of sale and the exercise price of the incentive option is treated as compensation to the option holder taxable as ordinary income and the excess gain, if any, is treated as capital gain (which will be long-term capital gain if the shares are held for more than one year). The excess of the fair market value of the underlying shares over the option price at the time of exercise of an incentive option will constitute an item of tax preference for purposes of the alternative minimum tax. Taxpayers who incur the alternative minimum tax are allowed a credit which may be carried forward indefinitely to be used as a credit against the taxpayer’s regular tax liability in a later year; however, the alternative minimum tax credit cannot reduce the regular tax below the alternative minimum tax for that carryover year.

Non-Statutory Stock Options

      The grantee of a non-statutory stock option recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a non-statutory option, the difference between the fair market value of the underlying shares of common stock on the exercise date and the option exercise price is treated as compensation to the holder of the option taxable as ordinary income in the year of exercise, and such fair market value becomes the basis for the underlying shares which will be used in computing any capital gain or loss upon disposition of such shares.

Restricted Stock Awards

      The grantee of a restricted stock award recognizes no income for federal income tax purposes on the grant thereof. Furthermore, a grantee of a restricted stock award recognizes no income for federal income tax purposes upon the receipt of common stock pursuant to that award, unless, as described below, he or she otherwise elects. Instead, the grantee will recognize ordinary income in an amount equal to the fair market value of the common stock acquired pursuant to the restricted stock award on the date that it is no longer subject to a substantial risk of forfeiture less the amount, if any, the grantee paid for the stock. Such fair market value becomes the basis for the underlying shares and will be used in computing any capital gain or loss upon the disposition of the shares. The capital gain will be long-term capital gain if the grantee held the common stock acquired pursuant to the restricted stock award for more than one year after the date on which the shares are no longer subject to a substantial risk of forfeiture, and short-term capital gain if the recipient held the common stock acquired pursuant to the restricted stock award for one year or less after the date on which the shares are no longer subject to a substantial risk of forfeiture.

      Alternatively, the grantee of a restricted stock award may elect, pursuant to Section 83(b) of the Internal Revenue Code, within 30 days of the acquisition of common stock pursuant to the restricted stock award, to include in gross income as ordinary income for the year in which the common stock is received, the fair market value of the common stock on the date it is received less the amount, if any, the grantee paid for such stock, determined without regard to any restriction other than a restriction which by its terms will never lapse. Such fair market value will become the basis for the shares and will be used in determining any capital gain or loss upon the disposition of such shares. The proceeds of a disposition of common stock acquired pursuant to a restricted stock award will be taxable as capital gain to the extent that the proceeds exceed the grantee’s basis in such shares. This capital gain will be long-term capital gain if the disposition is more than one year after the date the common stock is received, and short-term capital gain if the disposition is one year or less after the date of receipt. In the event that the common stock acquired pursuant to a restricted stock award is forfeited after the grantee has made an election pursuant to Section 83(b), the grantee will not be entitled to a deduction. Grantees of restricted stock awards who wish to make an election pursuant to Section 83(b) of the Internal Revenue Code are advised to consult their own tax advisors.

Unrestricted Stock Awards

      The grantee of an unrestricted stock award will recognize as ordinary income the difference between the fair market value of the common stock granted pursuant to an unrestricted stock award less the amount, if any, the grantee paid for such stock in the taxable year the grantee receives the common stock. The grantee’s basis in any common stock received pursuant to the grant of an unrestricted stock award will be equal to the fair market value of the common stock on the date of receipt of the common stock. Any gain realized by the grantee of an unrestricted stock award upon a subsequent disposition of such common stock will be treated as long-term capital gain if the recipient held the shares for more than one year, and short-term capital gain if the recipient held the shares for one year or less.

Restricted Units

      The grantee of a restricted unit recognizes no income for federal income tax purposes on the grant thereof. Upon the attainment of the performance goal or other condition or restriction upon which the right to receive the restricted unit is based, the grantee shall recognize compensation income equal to any cash received and/or the fair market of any shares of common stock received. The grantee’s basis in any shares of common stock received, which will be used in computing any capital gain or loss upon disposition of those shares, will be equal to the fair market value of those shares on the date of receipt. Any gain recognized by the grantee upon the subsequent disposition of such shares is treated as long-term capital gain if the grantee held such shares for more than one year, and short-term capital gain if the grantee held the shares for one year or less.

Stock Appreciation Rights

      The grantee of a stock appreciation right recognizes no income for federal income tax purposes on the grant thereof. On the exercise of a stock appreciation right, the difference between the fair market value of our common stock on the date of exercise and the exercise price of the stock appreciation right, multiplied by the number of shares of common stock subject to the stock appreciation right, is treated as compensation to the grantee and is taxable as ordinary income in the year of exercise. If the grantee of a stock appreciation right does not exercise the right, the excess of the fair market value of our common stock on the last day of the term of the stock appreciation right over the exercise price of the stock appreciation right, if any, multiplied by the number of shares of common stock subject to the stock appreciation right, is treated as compensation to the grantee and is taxable as ordinary income in the year the stock appreciation right lapses.

      If upon the exercise of a stock appreciation right or upon the lapse of a stock appreciation right the grantee receives common stock, the grantee’s basis in those shares which will be used in computing any capital gain or loss upon disposition of such shares will be equal to the fair market value of those shares on the date of exercise or lapse. Any gain recognized by the recipient upon a subsequent disposition of such shares is treated as long-term capital gain if the recipient held such shares for more one year, and short-term capital gain if the recipient held the shares for one year or less.

Taxation of Lightbridge

      Generally, subject to certain limitations, Lightbridge may deduct on its corporate income tax return, in the year in which a 2004 Incentive Plan participant recognizes ordinary income upon the occurrence of any of the following events, an amount equal to the amount recognized by the grantee as ordinary income upon the occurrence of these events: (i) the exercise of a non-statutory stock option, (ii) a disqualifying disposition of an incentive option, (iii) a lapse of a substantial risk of forfeiture of a restricted stock award, (iv) a grantee’s election to include in income the fair market value of common stock received in connection with a restricted stock award, (v) the grant of an unrestricted stock award, (vi) the exercise or lapse of a stock appreciation right, and (vii) the receipt of cash or shares of common stock in connection with a restricted unit.

      The 2004 Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, nor is the 2004 Incentive Plan qualified under Section 401(a) of the Internal Revenue Code.

DIRECTORS AND EXECUTIVE OFFICERS

Background Information About Directors Continuing in Office

      The Class I and Class III directors will continue in office following the meeting, and their terms will expire in 2005 (Class III) and 2006 (Class I). Brief biographies of these directors, as of April 23, 2004, follow. You will find information about their holdings of common stock on page 27.

Pamela D.A. Reeve Class I Director	Ms. Reeve has been our Chief Executive Officer since September 1993, our President since July 2003 and one of our directors since November 1989. From November 1989 to February 2001, Ms. Reeve also served as our President, and from November 1989 to September 1993, she served as our Chief Operating Officer. Prior to joining us, Ms. Reeve was employed by The Boston Consulting Group. She currently serves as a director of American Tower Corporation, an infrastructure provider for the wireless, Internet and broadcasting industries, and NMS Communications Corporation, a provider of hardware and software technology for the telecommunications industry. Ms. Reeve is 54 years old.

Dorothy A. Terrell Class I Director	Ms. Terrell has served as one of our directors since April 2003. Since March 2003 she has been a Venture Partner at First Light Capital, a venture capital firm. From February 1998 to August 2002, Ms. Terrell held several executive positions at NMS Communications Corporation, including President of the Platforms and Services Group, Senior Vice President of Worldwide Sales and Senior Vice President of Corporate Operations. She currently serves as a director of Herman Miller, Inc., a provider of office furniture and design services, General Mills, Inc., a marketer of consumer brand food products, and Sears Roebuck and Company, a national department store chain. Ms. Terrell is 58 years old.

Robert E. Donahue Class III Director	Mr. Donahue joined our Board of Directors in January 2004. Since November 2003, Mr. Donahue has been providing financial consulting services to KO Instruments, Inc., an electronic instruments manufacturer. From January 2002 until November 2003 Mr. Donahue was Vice President and General Manager, Americas After Market Solutions at Celestica Inc., an electronics manufacturing services provider. From October 2000 to January 2002, Mr. Donahue was President and Chief Operating Officer of Manufacturers Services Ltd., an electronic manufacturing services company. From January 1999 to October 2000, Mr. Donahue was President and Chief Financial Officer at Manufacturers Services Ltd. and from August 1997 to January 1999, he was Chief Financial Officer of that company. Mr. Donahue is 55 years old.

Kevin C. Melia Class III Director	Mr. Melia has served on the Board of Directors since October 2002, and was elected Chairman of the Board in March 2003. From January 2002 through January 2003 and from June 1994 through January 2002 he served as Chairman, and Chairman and Chief Executive Officer, respectively, of Manufacturers Services Ltd., an electronic manufacturing services company. He currently serves as a director of Iona Technologies PLC, a provider of integration software, Radisys Corporation, a hardware design company and Manugistics Group, Inc., a software distribution company. Mr. Melia is 56 years old.

Independent Directors

      A majority of our directors qualify as independent directors under the rules of the Nasdaq Stock Market. Our Board of Directors has determined that our independent directors are Ms. Chong, Mr. Donahue, Mr. Melia, Mr. Mills, Ms. Terrell and Mr. Turner. At least four times a year, the independent directors meet in sessions at which only the independent directors are present.

Meetings and Committees of the Board of Directors

      Our Board of Directors held eight meetings and acted by unanimous written consent seven times during the year ended December 31, 2003. All of our directors attended at least 75% of the meetings of the Board of Directors and committees of the Board on which they served in 2003.

Policy Regarding Board Attendance

      Our Directors are expected to attend meetings of the Board and meetings of committees on which they serve. Our Directors are expected to spend the time needed at each meeting and to meet as frequently as necessary to properly discharge their responsibilities. It is our policy that the Chairman of the Board or, if the Chairman is unavailable or not independent, another independent director shall attend every annual meeting of stockholders. Ms. Reeve and Mr. Melia attended the Special Meeting in Lieu of 2003 Annual Meeting of Stockholders.

Standing Committees

      Our Board of Directors has three standing committees: the Audit Committee, the Nominating and Governance Committee and the Compensation Committee. All of the members of the Audit Committee, the Nominating and Governance Committee and the Compensation Committee meet the applicable independence requirements of the Nasdaq Stock Market for the committees on which they serve. Our Board of Directors has adopted written charters for each of these committees. Copies of each of these charters are posted on the Investor Relations section of our web site at www.lightbridge.com.

      The membership of each committee of our Board is as follows:

Audit Committee:	Nominating and Governance Committee:	Compensation Committee:
Robert E. Donahue, Chair	Dorothy A. Terrell, Chair	Rachelle B. Chong, Chair
Kevin C. Melia	Rachelle B. Chong	Dorothy A. Terrell
Andrew G. Mills	Kevin C. Melia	David G. Turner

Audit Committee

      Our Audit Committee is currently composed of Messrs. Melia, Mills and Donahue. The Audit Committee met seven times and acted by unanimous written consent once during the year ended December 31, 2003. Our Audit Committee provides direct contact between our independent auditors and members of our Board of Directors, and our auditors report directly to the committee. The primary role of the Audit Committee is to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information proposed to be provided to shareholders and others, the internal control systems and disclosure controls established by management and the Board, the audit process and the qualifications, independence and performance of our independent auditors. The Audit Committee is directly responsible for selecting, compensating, evaluating and, when necessary, replacing our independent auditors. Our Audit Committee has adopted procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. These procedures are set forth in our Code of Ethics which is attached as Appendix B to this proxy statement. Our Board of Directors has determined that Robert E. Donahue and Kevin C. Melia each is an “audit committee financial expert” as defined by Item 401(h) of

Regulation S-K. The current charter for our Audit Committee is attached as Appendix C to this proxy statement.

Nominating and Governance Committee

      The current members of our Nominating and Governance Committee are Ms. Chong, Mr. Melia and Ms. Terrell. Our Nominating and Governance Committee’s responsibilities include providing recommendations to our Board of Directors regarding nominees for director and membership on the committees of our Board. An additional function of the Nominating and Governance Committee is to develop corporate governance practices to recommend to our Board and to assist our Board in complying with those practices. Our Nominating and Governance Committee held one meeting during the year ended December 31, 2003. Our Board of Directors adopted a charter for the Nominating and Governance Committee on November 14, 2003, which is attached as Appendix D to this proxy statement.

Director Candidates and Selection Process

      The Nominating and Governance Committee, in consultation with our Chief Executive Officer and the Chairman of the Board, identifies and reviews candidates for our Board of Directors and recommends to our full Board candidates for election to the Board. In selecting new directors, the committee considers any requirements of applicable law or listing standards, a candidate’s strength of character, judgment, business experience and specific area of expertise, factors relating to the composition of the Board (including its size and structure), principles of diversity, and such other factors as the committee deems to be appropriate.

      The committee reviews from time to time the appropriate skills and characteristics required of Board members in the context of the current make-up of the Board, including such factors as business experience, diversity, and personal skills in technology, finance, marketing, sales, financial reporting and other areas that contribute to an effective Board.

      The committee, in consultation with our Chief Executive Officer and the Chairman of the Board, considers and recruits candidates to fill open positions on the Board, including positions arising as a result of the removal, resignation or retirement of any director, an increase in the size of the Board or otherwise. The committee will review candidates recommended by our stockholders in light of the committee’s criteria for selection of new directors. As part of this responsibility, the committee is responsible for conducting, subject to applicable law, any and all inquiries into the background and qualifications of any candidate for the Board and such candidate’s compliance with the independence and other qualification requirements established by the committee or imposed by applicable law or listing standards.

Compensation Committee

      The current members of our Compensation Committee are Ms. Chong, Ms. Terrell and Mr. Turner. The purpose of the Compensation Committee is to discharge the responsibilities of our Board of Directors relating to compensation of our directors and executive officers and related matters, to review and make recommendations to the Board regarding employee compensation and benefit plans and programs generally and to administer our stock option plans and employee stock purchase plans. The Compensation Committee met three times and acted by unanimous written consent six times during the year ended December 31, 2003.

Compensation Committee Interlocks and Insider Participation

      None of the members of the Compensation Committee during the year ended December 31, 2003 has ever been one of our employees. None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as members of our Board of Directors or Compensation Committee.

Communications with our Board of Directors

      The Nominating and Governance Committee of our Board has established the following process for stockholders to recommend potential Director nominees and otherwise to communicate with the Board. Stockholders wishing to communicate with our Board should send correspondence to the attention of Chairperson of the Nominating and Governance Committee, c/o Lightbridge, Inc., 67 S. Bedford Street, Burlington, MA 01803 (or on or after June 1, 2004, c/o Lightbridge, Inc., 30 Corporate Drive, Burlington, MA 01803), and should include with the correspondence evidence that the sender of the communication is one of our stockholders. Satisfactory evidence would include, for example, contemporaneous correspondence from a brokerage firm indicating the identity of the stockholder and the number of shares held. Any recommendation of a potential Director nominee should also include a statement signed by the proposed nominee expressing a willingness to serve on our Board if elected. The Chairperson of the Nominating and Governance Committee will review all correspondence confirmed to be from stockholders and decide whether or not to forward the correspondence or a summary of the correspondence to the Board or a committee of the Board. Accordingly, the Chairperson of the Nominating and Governance Committee will review all stockholder correspondence, but the decision to relay that correspondence to the Board or a committee will rest entirely within his or her discretion.

      Our Board believes that this process will suffice to handle the relatively low volume of communications we have historically received from our stockholders. If the volume of communications increases such that this process becomes burdensome to the Chairperson of the Nominating and Governance Committee, our Board may elect to adopt more elaborate screening procedures.

Code of Ethics

      We have adopted a Code of Ethics that applies to all of our employees, executive officers and directors. Our Code of Ethics includes provisions covering conflicts of interest, business gifts and entertainment, outside activities, compliance with laws and regulations, insider trading practices, antitrust laws, payments to government personnel, bribes or kickbacks, corporate record keeping, accounting records, the reporting of illegal or unethical behavior and the reporting of accounting concerns. Any waiver of any provision of the Code of Ethics granted to an executive officer or director may only be made by the Board of Directors. Our Board of Directors adopted the Code of Ethics on November 14, 2003, which is attached as Appendix B to this Proxy Statement.

Background Information About Executive Officers

      Brief biographies of our executive officers follow. The ages of the executive officers are given as of April 23, 2004. You will find information about their holdings of common stock on page 27.

Pamela D.A. Reeve Chief Executive Officer and President	You will find background information about Ms. Reeve on page 15.

Harlan B. Plumley Vice President, Finance and Administration, Chief Financial Officer and Treasurer	Mr. Plumley has served as our Vice President, Finance and Administration, Chief Financial Officer and Treasurer since June 2000. From 1997 to May 2000, Mr. Plumley held various management positions, including that of Chief Financial Officer and Vice President of Finance, at Marcam Solutions, an international software and services business. From 1981 to 1997, Mr. Plumley held various management positions at Digital Equipment Corporation, a computer manufacturing company. Mr. Plumley is 52 years old.

Edward DeArias Vice President, Worldwide Sales and Marketing	Mr. DeArias served as our Vice President, Worldwide Sales from December 2002 to April 2004 and was named Vice President, Worldwide Sales and Marketing, in April 2004. Prior to joining Lightbridge, Mr. DeArias served as Executive Vice President of Worldwide Sales and Corporate Marketing for Sitara Networks, a networking hardware and software company, from October 1998 to November 2002. From 1977 to June 1998, he held several executive positions at International Business Machines Corporation, most recently Division Director, Worldwide Channel Sales and Marketing for its Network Hardware Division. Mr. DeArias is 48 years old.

Judith A. Dumont Vice President and General Manger, Telecommunications Transactions Services	Ms. Dumont has served as our Vice President and General Manager, Telecommunications Transactions Services since April 2004. From March 2001 until April 2004, she served as Vice President, Consulting Services. From January 1998 to March 2001, she served as our Vice President of Product Management. From 1990 to December 1997, she held various management and other positions with Lightbridge. Ms. Dumont is 39 years old.

Eugene J. DiDonato Vice President and General Counsel	Mr. DiDonato has served as our Vice President and General Counsel since December 2000 and joined Lightbridge in November 2000. From July 1997 to November 2000, Mr. DiDonato served as the Vice President and General Counsel of Peritus Software Services, Inc., a publicly traded, technology-backed, software services company. From November 1993 to June 1997, Mr. DiDonato served as the Vice President and General Counsel of Cayenne Software, Inc. (formerly Bachman Information Systems, Inc.), a publicly traded software and services company. Mr. DiDonato is 47 years old.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS

Compensation of Directors

      Directors who are not our employees receive $2,000 for each Board meeting they attend and $750 for each meeting they attend of a committee of the Board on which they serve. Directors also receive an annual retainer of $20,000 for their services as directors and an annual retainer of $5,000 for their services as chairperson of a committee. For his services as Chairman of the Board in 2003, Mr. Melia also received an additional annual retainer of $50,000. Effective February 2004, Mr. Melia’s retainer for serving as our Chairman increased to $55,000.

      Directors who are not our employees also receive stock option grants under our stock option plans. Upon election to the Board of Directors, each non-employee director receives options to purchase 25,000 shares of common stock, which vest in three equal annual installments. In addition, immediately following each annual meeting of stockholders (or special meeting in lieu thereof), each non-employee director re-elected to or remaining on the Board is granted fully vested options to purchase 10,000 shares of common stock, provided that:

•	any prior grants held by the director have fully vested; or

•	at least two annual meetings of stockholders (or special meetings in lieu thereof) have elapsed between any prior grant made to the director and the meeting upon which the subsequent grant would occur.

      The exercise price per share of each option grant is equal to the closing price of our common stock on the date of such grant, as reported by The Nasdaq Stock Market (National Market System). In accordance with the foregoing provisions, during the year ended December 31, 2003, Ms. Terrell received options to purchase 25,000 shares of common stock at a price of $7.09 per share, and Ms. Chong and Mr. Mills each received options to purchase 10,000 shares of common stock at a price of $8.75 per share. During 2003, Ms. Chong also received an additional option to purchase 10,000 shares of common stock at a price of $8.93 and Mr. Mills received an additional option to purchase 20,000 shares of common stock at a price of $8.93 per share. Directors who are our employees are not entitled to receive any separate compensation for serving as directors.

Compensation of Executive Officers

Summary Compensation Table for 2003, 2002 and 2001

      The following table summarizes the annual and long-term compensation that we paid for the past three fiscal years to Pamela D.A. Reeve, who served as our chief executive officer throughout 2003, and our four most highly compensated executive officers (other than Ms. Reeve) in the year ended December 31, 2003.

Summary Compensation Table

				Long-Term
				Compensation
				Awards

		Annual Compensation		Securities	All Other
				Underlying	Compensation
Name and Principal Position(s)	Year	Salary($)	Bonus($)(1)	Options(#)	($)(2)

Pamela D.A. Reeve	2003	$405,681	$97,920	50,000	$6,000
Chief Executive Officer	2002	407,302	157,920	—	5,500
	2001	398,769	217,920	150,000	12,217
Harlan B. Plumley	2003	225,000	105,370	—	—
Vice President, Finance and	2002	225,000	61,200	100,000	—
Administration, Chief Financial	2001	225,422	61,200	50,000	—
Officer and Treasurer
Edward DeArias(3)	2003	225,000	74,250	—	6,000
Vice President, Worldwide Sales and	2002	17,308	25,000	—	—
Marketing
Judith A. Dumont(4)	2003	199,923	71,510	50,000	4,998
Vice President and General Manager,	2002	190,000	62,640	—	4,750
Telecommunications Transaction	2001	185,113	92,640	25,000	5,250
Services
Eugene J. DiDonato	2003	189,923	33,570	—	5,229
Vice President, General Counsel	2002	180,000	10,000	20,000	5,400
	2001	180,000	12,000	—	5,100

(1)	Represents the bonus amounts paid to the named individuals during the applicable year.

(2)	Represents matching contributions we made pursuant to our 401(k) Plan and long-term disability insurance premiums.

(3)	Mr. DeArias joined Lightbridge in December 2002.

(4)	Ms. Dumont became an executive officer in March 2001.

          Option Grants in 2003

      The following table sets forth information regarding the options that we granted to the persons named in the Summary Compensation Table during the year ended December 31, 2003.

Option Grants in Last Fiscal Year

Potential Realizable Value
	Individual Grants					at Assumed Annual Rate of
Stock Price Appreciation
			% of Total	Exercise		for Option Term(3)
			Options	Price Per	Expiration
Name	# of Shares		Granted(1)	Share(2)	Date	5%($)	10%($)

Pamela D.A. Reeve	50,000	(4)	13.25%	$6.11	6/2/2013	$217,009	$566,127
Harlan B. Plumley	—		—	—	—	—	—
Edward DeArias	—		—	—	—	—	—
Judith A. Dumont	50,000	(5)	13.25	6.11	6/2/2013	217,009	566,127
Eugene J. DiDonato	—		—	—	—	—	—

(1)	Percentages are calculated based on a total of 377,230 options granted in the year ended December 31, 2003.

(2)	All options were granted at fair market value, which was determined by the Compensation Committee to be the closing price of our common stock on the date of grant, as reported by The Nasdaq Stock Market (National Market System).

(3)	The amounts shown represent hypothetical values that could be achieved for the respective options if exercised at the end of their option terms. These gains are based on assumed rates of stock appreciation of five percent and ten percent, compounded annually from the date the respective options were granted to the date of their expiration. The gains shown are net of the option price, but do not include deductions for taxes or other expenses that may be associated with the exercise. Actual gains, if any, on stock option exercises will depend on future performance of the common stock, the optionholders’ continued employment through the option period, and the date on which the options are exercised.

(4)	Represents an option granted in connection with the cancellation of a prior stock option in 2002. This option was exercisable as to 37,500 shares upon the date of grant and an additional 3,125 shares at the end of each three-month period thereafter.

(5)	Represents an option granted in connection with the cancellation of a prior stock option in 2002. This option was exercisable as to 42,188 shares upon the date of grant, an additional 3,125 shares three months thereafter and an additional 1,562 shares at the end of each three-month period thereafter.

Aggregated Option Exercises in 2003 and Option Values at December 31, 2003

      The following table sets forth information as to options exercised during the year ended December 31, 2003, and unexercised options held at the end of such fiscal year, by the persons named in the Summary Compensation Table.

Aggregated Option Exercises in Last Fiscal Year

and Fiscal Year-End Option Values

			Number of Securities		Value of Unexercised
	Shares		Underlying Unexercised		In-the-Money Options
	Acquired	Value	Options at Fiscal Year-End		at Fiscal Year-End($)(2)
	On	Realized
Name	Exercise(#)	($)(1)	Exercisable(#)	Unexercisable(#)	Exercisable($)	Unexercisable($)

Pamela D.A. Reeve	—	—	650,000	50,000	$1,884,156	$9,344
Harlan B. Plumley	—	—	115,625	34,375	248,625	57,375
Edward DeArias	—	—	24,253	50,747	34,197	71,553
Judith A. Dumont	11,000	$118,772	69,625	9,375	148,230	4,670
Eugene J. DiDonato	—	—	36,250	23,750	16,125	29,875

(1)	The values in this column are based on the last reported sale prices of the common stock on the respective dates of exercise as reported by The Nasdaq Stock Market (National Market System), less the respective option exercise prices.

(2)	The closing sale price for the common stock as reported by The Nasdaq Stock Market (National Market System) on December 31, 2003 was $9.10. Value is calculated on the basis of the difference between the option exercise price and $9.10, multiplied by the number of shares of common stock underlying the option.

Equity Compensation Plans

      The equity compensation plans approved by our stockholders as of December 31, 2003 were our 1990 Incentive and Nonqualified Stock Option Plan, our 1996 Incentive and Non-Qualified Stock Option Plan and our 1996 Employee Stock Purchase Plan. In addition, we assumed the Coral Systems, Inc. Stock Option Plan and the Coral Systems, Inc. Amended and Restated Stock Option Plan in connection with our acquisition of Coral Systems, Inc. in November 1997, and the Corsair Communications, Inc. 1997 Stock Incentive Plan and the Subscriber Computing, Inc. 1997 Incentive Stock Option, Nonqualified Stock Option and Restricted Stock Purchase Plan in connection with our acquisition of Corsair Communications, Inc. in February 2001.

      The only equity compensation plan that we had adopted as of December 31, 2003 and which had not been approved by our stockholders was our 1998 Non-Statutory Stock Plan. Our Board of Directors adopted the 1998 Nonqualified Stock Option Plan in May 1998. The plan authorizes the grant of nonqualified stock options to directors, officers and other employees of Lightbridge or its subsidiaries, and also to consultants and other service providers. The exercise price of options granted under the plan may be greater than or equal to the fair market value of our common stock on the date of grant.

      The following table provides information as of December 31, 2003 regarding securities authorized for issuance under our equity compensation plans.

Equity Compensation Plan Information

	Number of shares		Number of shares remaining
	to be issued upon	Weighted-average	available for future issuance
	exercise of	exercise price of	under equity compensation
	outstanding options,	outstanding options,	plans (excluding shares
Plan category	warrants and rights	warrants and rights	reflected in column (a))

	(a)	(b)	(c)
Equity compensation plans approved by stockholders	2,926,759 (1)	$9.53	1,507,596
Equity compensation plans not approved by stockholders	332,628	13.39	534,775

Total	3,259,387	$9.92	2,042,371

(1)	This table does not include shares of common stock issuable pursuant to stock option plans that we assumed in connection with our acquisitions of Coral Systems, Inc. in November 1997 and Corsair Communications, Inc. in February 2001. Options to purchase a total of 56,489 shares at a weighted average exercise price of $12.05 per share were outstanding under these plans on December 31, 2003. No additional stock options may be granted under the foregoing plans.

Compensation Committee Report

      The following is a report of the Compensation Committee describing the compensation policies and rationales that the Compensation Committee used to determine the compensation paid to our executive officers for the year ended December 31, 2003.

      The purpose of the Compensation Committee is to discharge the responsibilities of our Board of Directors relating to compensation of our directors and executive officers and related matters and to review and make recommendations to the Board regarding employee compensation and benefit plans and programs generally. In addition, the Compensation Committee is responsible for administering Lightbridge’s compensation programs, including our 1996 Incentive and Non-Qualified Stock Option Plan, 1996 Employee Stock Purchase Plan and 1998 Non-Statutory Stock Option Plan. The Compensation Committee also performs other duties that the Board of Directors periodically assigns to it.

      The Compensation Committee seeks to achieve three broad goals in connection with Lightbridge’s executive compensation programs and decisions regarding individual compensation:

•	structuring executive compensation programs in a manner that will enable Lightbridge to attract and retain key executives;

•	rewarding executives for Lightbridge’s achievement of revenue and/or net income goals and/or individual goals and objectives, in order to create a performance-oriented environment; and

•	providing executives with an equity interest in Lightbridge so as to link a portion of their compensation with the performance of the common stock.

      Lightbridge’s executive compensation program generally consists of three elements: base salary, annual cash bonus, and a stock-based equity incentive in the form of participation in Lightbridge’s stock option plans. The executive officers are also eligible to participate in other employee benefit plans, including health and life insurance plans and a 401(k) retirement plan, on substantially the same terms as other employees who meet applicable eligibility criteria, subject to any legal limitations on the amounts that may be contributed or on the benefits that may be payable under these plans. In establishing base salaries for executives, the Compensation Committee monitors salaries at other companies, particularly those companies in the same or related industries and comparable companies located in the same geographic areas as Lightbridge. In addition, for each executive, the Compensation Committee considers historic salary levels, work responsibilities and base salary relative to other executives at Lightbridge. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, Lightbridge’s financial performance and each individual’s performance.

      Lightbridge’s approach to the Chief Executive Officer and President’s compensation package in fiscal 2003 was to be competitive with other companies in the technology industry and to tie a percentage of the Chief Executive Officer and President’s total compensation package to Lightbridge’s performance and/or to individual goals and objectives. Ms. Reeve is a party to an employment agreement with Lightbridge that establishes her annual base salary during the term of the agreement, subject to increase (but not decrease) at the discretion of the Board of Directors. Ms. Reeve’s base salary was designed to give her assurance of a base level of compensation, commensurate with her position and duration of employment with Lightbridge. Ms. Reeve received a base salary of $390,000 in 2003, and also received use of a company car.

      Executive cash bonuses generally are considered and granted on an annual basis. Payment of each bonus is generally subject to the continued employment of the bonus recipient. Lightbridge adopts a target bonus plan for officers shortly after the beginning of each year, with targets typically based on net income and/or revenue for the year and/or individual goals and objectives established for an executive in a given year. The target bonus plan may be modified during the year in certain circumstances. After Lightbridge’s financial results for the year are available, the Compensation Committee evaluates the performance of the officers and determines the extent to which bonuses are to be paid from the target bonus plan. In certain circumstances, the Compensation Committee may approve discretionary bonus payments for officers including the CEO. In accordance with these procedures, in early 2003 Lightbridge adopted its 2003 target bonus plan. In early 2004, the Compensation Committee determined the extent to which bonuses would be paid to officers. In 2004, the Compensation Committee approved a discretionary bonus of $175,000 for Ms. Reeve for the 2003 year after evaluating her performance for 2003 including the attainment of certain goals and objectives of the CEO for 2003.

      Generally, Lightbridge’s policy with respect to option grants to executive officers is to create a performance incentive for such officers by providing them the ability to acquire or increase a proprietary interest in Lightbridge and its success. In determining the size of each stock option grant, the Compensation Committee emphasized the responsibilities and performance of the executive, as well as equity compensation arrangements at other comparable companies in the same geographic areas. In 2003, options were granted to each of Ms. Reeve and Ms. Dumont to purchase 50,000 shares of common stock at a price of $6.11 per share pursuant to option exchange agreements entered into in 2002.

      Section 162(m) of the Internal Revenue Code of 1986 generally disallows a tax deduction to a public company for compensation over $1,000,000 paid to its chief executive officer and its four other most highly compensated executive officers. Qualifying performance-based compensation is not subject to the deduction limit if certain requirements are met. In this regard, Lightbridge has limited the number of shares subject to stock options that may be granted to Lightbridge employees in a manner that complies with the performance-based requirements of Section 162(m), but has not sought stockholder approval of the 1998 Non-Statutory Stock Option Plan in order to qualify options granted thereunder as qualifying performance-based compensation. Based on the compensation awarded to Lightbridge’s executive officers, it does not appear that the Section 162(m) limitation will have a significant impact on Lightbridge in the near term. While the Compensation Committee does not currently intend to qualify its executive bonus awards as a performance-based plan, it will continue to monitor the impact of Section 162(m) on Lightbridge.

Rachelle B. Chong, Chair
David G. Turner
Dorothy A. Terrell

Related Party Transactions

      In August 1996, we executed an employment agreement with Pamela D.A. Reeve. We agreed to employ Ms. Reeve as our Chief Executive Officer at an initial base salary of $165,000 per year, which may be increased but not decreased. The employment agreement is terminable at will by either party, but if we terminate Ms. Reeve’s employment for any reason, other than death or disability, within one year after a change of control of Lightbridge or if we terminate her employment at any time without cause, we will be required to continue to pay her salary for a period of twelve months after termination. During 2003, Ms. Reeve’s son, Stephen Reeve, served as one of our employees and received total cash compensation of approximately $85,327. He also participated in our employee benefit plans.

      We entered into an employment agreement with Harlan B. Plumley in May 2000. We agreed to employ Mr. Plumley as our Vice President, Finance & Administration, Chief Financial Officer and Treasurer at an initial base salary of $180,000 per year, which may be increased but not decreased. The employment agreement is terminable at will by either party, but if we terminate Mr. Plumley’s employment for any reason, other than death or disability, within one year after a change of control of Lightbridge or if we terminate his employment at any time without cause, we will be required to continue to pay his salary for a period of six months.

      During 2003, we were party to a separation agreement and release with one of our former executive officers, Christine M. Cournoyer. Under Ms. Cournoyer’s agreement, executed in July 2003, her services as President and Chief Operating Officer terminated on July 11, 2003 and she received a lump sum severance payment of $437,500. The agreement also provided for the acceleration of options to purchase 275,000 shares of common stock held by her, the extension of the time to exercise such options until October 11, 2004 and specified outplacement benefits.

INFORMATION ABOUT COMMON STOCK OWNERSHIP AND PERFORMANCE

Stock Owned by Directors, Executive Officers and Greater-Than-5% Stockholders

      The following table sets forth information as of April 23, 2004 with respect to the beneficial ownership of our common stock by (i) each person that we know owns of record or beneficially more than 5% of the outstanding common stock, (ii) the persons named in the Summary Compensation Table, (iii) each director, including each nominee for re-election, and (iv) all current executive officers and directors as a group. As of April 23, 2004, there were 26,964,213 shares of common stock outstanding.

	Number of		Total Shares
	Shares	Right to	Beneficially
Names and Addresses of Beneficial Holders(1)	Owned(2)	Acquire(3)	Owned	Percent

Strong Capital Management, Inc.
Richard S. Strong(4)	2,397,122	—	2,397,122	8.9%
100 Heritage Reserve
Menomonee Falls, Wisconsin 53051
Kopp Investment Advisors, LLC
Kopp Holding Company, LLC
LeRoy C. Kopp(5)	2,182,151	—	2,182,151	8.1
7701 France Avenue South, Suite 500
Edina, Minnesota 55435
Royce & Associates, LLC(6)	1,696,300	—	1,696,300	6.3
1414 Avenue of the Americas
New York, New York 10019
Barclays Global Investors, NA
Barclays Global Fund Advisors(7)	1,444,829	—	1,444,829	5.4
45 Fremont Street
San Francisco, California 94105
Pamela D.A. Reeve(8)	728,300	499,373	1,227,673	4.5
Harlan B. Plumley	—	134,374	134,374	*
Judith A. Dumont	—	87,284	87,284	*
Eugene J. DiDonato	—	54,314	54,314	*
Edward DeArias	—	40,876	40,876	*
Rachelle B. Chong	3,618	36,886	40,504	*
Andrew G. Mills	—	36,666	36,666	*
Kevin C. Melia	—	8,333	8,333	*
Dorothy A. Terrell	—	8,333	8,333	*
Robert E. Donahue	—	—	—	*
David G. Turner	—	—	—	*
All current directors and executive officers as a group (11 persons)(8)	731,918	906,439	1,638,357	5.9

*	Less than one percent.

(1)	The address of our executive officers and directors is in care of Lightbridge at 67 South Bedford Street, Burlington, Massachusetts 01803.

(2)	Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to the shares listed, subject to community property laws where applicable. Excludes shares that may be acquired through the exercise of stock options or other rights.

(3)	Represents shares that can be acquired through the exercise of stock options or other rights through June 22, 2004.

(4)	The “Number of Shares Owned” is based on information contained in an amendment to a report on Schedule 13G, filed with the Securities and Exchange Commission on February 16, 2004. The amended report states that Strong Capital Management, Inc. and Richard S. Strong each have shared voting power with respect to 2,397,122 shares and shared dispositive power with respect to 2,397,122 shares.

(5)	The “Number of Shares Owned” is based on information contained in an amendment to a report on Schedule 13G, filed with the Securities and Exchange Commission on February 2, 2004. The amended report states that:

•	Kopp Investment Advisors, LLC has sole voting power with respect to 1,552,958 shares, sole dispositive power with respect to 550,000 shares and shared dispositive power with respect to 1,332,151 shares of which it is not the owner and beneficially owns 1,972,151 shares;

•	Kopp Holding Company, LLC has beneficial ownership of 1,972,151 shares; and

•	LeRoy C. Kopp has sole voting and dispositive power with respect to 300,000 shares and beneficially owns 2,182,151 shares.

(6)	The “Number of Shares Owned” is based on information contained in an amendment to a report on Schedule 13G, filed with the Securities and Exchange Commission on February 4, 2004. The amended report states that Royce & Associates, LLC has sole voting and dispositive power with respect to the shares listed in the table.

(7)	The “Number of Shares Owned” is based on information contained in a report on Schedule 13G, filed with the Securities and Exchange Commission on February 13, 2004. The report states that:

•	Barclays Global Investors, NA has sole voting and dispositive power with respect to 1,194,310 shares;

•	Barclays Global Fund Advisors has sole voting and dispositive power with respect to 250,519 shares; and

•	Barclays Global Investors, Ltd, Barclays Global Investors Japan Trust and Banking Company Limited, Barclays Life Assurance Company Limited, Barclays Bank plc, Barclays Capital Securities Limited, Barclays Capital Inc., Barclays Private Bank & Trust (Isle of Man) Limited, Barclays Private Bank and Trust (Jersey) Limited, Barclays Bank Trust Company Limited, Barclays Bank (Suisse) SA and Barclays Private Bank Limited do not have voting or dispositive power with respect to any shares.

(8)	Includes 35,774 shares held by trusts for the benefit of certain of Ms. Reeve’s children.

Section 16(a) Beneficial Ownership Reporting Compliance

      Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who own more than ten percent of a registered class of our equity securities, to report to the Securities and Exchange Commission their stock ownership at the time they become an executive officer, director or ten-percent stockholder and any subsequent changes in ownership. These executive officers, directors and ten-percent stockholders are also required by SEC rules to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of the copies of these reports, we believe that all Section 16(a) reports applicable to our executive officers, directors and ten-percent shareholders during the fiscal year ended December 31, 2003 were filed on a timely basis.

Performance Graph

      The following graph compares the cumulative total return to stockholders of our common stock for the period from December 31, 1998 to December 31, 2003, to the cumulative total return of the Nasdaq 100 Stock Market Index and the Nasdaq Computer & Data Processing Services Index for the same period.

Comparison of Sixty Month Cumulative Total Return

INFORMATION ABOUT OUR AUDIT COMMITTEE AND AUDITORS

Audit Committee Report

      The following is a report of the Audit Committee describing the policies and procedures that it employed in reviewing Lightbridge’s financial statements for the year ended December 31, 2003 and related matters.

      In accordance with its written charter, the primary role of the Audit Committee is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information proposed to be provided to shareholders and others, the internal control systems and disclosure controls established by management and the Board, and the audit process and the independent auditors’ qualifications, independence and performance. The Audit Committee charter adopted by the Board of Directors, as amended, is set forth in Appendix C to this Proxy Statement.

      Management is responsible for the internal controls and preparation of Lightbridge’s financial statements. Lightbridge’s independent auditors, Deloitte & Touche LLP, are responsible for performing an audit of its consolidated financial statements in accordance with generally accepted auditing standards and issuing an opinion on the financial statements. The Audit Committee has met and held discussions with management and the independent auditors regarding Lightbridge’s internal controls, financial reporting practices and audit process.

      The Audit Committee has reviewed and discussed Lightbridge’s audited consolidated financial statements for the fiscal year ended December 31, 2003 with management and the independent auditors. As part of this review, the Audit Committee discussed with Deloitte & Touche the communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

      The Audit Committee has received from Deloitte & Touche a written statement describing all relationships between that firm and Lightbridge that might bear on the auditors’ independence, consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees.” The Audit Committee has discussed the written statement with the independent auditors, and has considered whether the independent auditors’ provision of consultation and other non-audit services to Lightbridge is compatible with maintaining the auditors’ independence.

      Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that Lightbridge’s audited consolidated financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003, for filing with the Securities and Exchange Commission.

Robert E. Donahue, Chair
Kevin C. Melia
Andrew G. Mills

Our Auditors

      Deloitte & Touche LLP has been selected by the Audit Committee of the Board of Directors as the independent public accountants to audit our financial statements for the year ending December 31, 2004. Deloitte & Touche also served as our auditors in 2003. We expect that representatives of Deloitte & Touche will attend the meeting, will have an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

Fees for Professional Services

      The following is a summary of the fees for professional services rendered by Deloitte & Touche LLP for the fiscal years ended December 31, 2003 and December 31, 2002:

	Fees

Fee category	2003	2002

Audit Fees	$287,000	$226,000
Audit-Related Fees	—	82,000
Tax Fees	70,000	34,000
All Other Fees	43,000	30,000

Total Fees	$400,000	$372,000

      Audit Fees. Audit Fees represent fees for professional services performed by Deloitte & Touche LLP for the audit of our annual financial statements and the review of our quarterly financial statements, as well as services that are normally provided in connection with statutory and regulatory filings or engagements and related expenses.

      Audit-Related Fees. Audit-Related Fees represent fees for assurance and related services performed by Deloitte & Touche LLP that are reasonably related to the performance of the audit or review of our financial statements, including consultation on accounting standards or accounting for transactions.

      Tax Fees. Tax Fees represent fees for professional services performed by Deloitte & Touche LLP with respect to tax compliance, tax advice and tax planning and related expenses. These services include assistance with the preparation of federal, state, and foreign income tax returns.

      All Other Fees. All Other Fees represent fees for products and services provided by Deloitte & Touche LLP, other than those disclosed above. Other fees consist of fees for audits of employee benefit plans and services for due diligence related to mergers and acquisitions.

Pre-Approval Policies and Procedures

      At present, our Audit Committee approves each engagement for audit or non-audit services before we engage Deloitte & Touche LLP to provide those services. All audit and non-audit services require pre-approval by the Audit Committee.

      Our Audit Committee has not established any pre-approval policies or procedures that would allow our management to engage Deloitte & Touche LLP to provide any specified services with only an obligation to notify the Audit Committee of the engagement for those services. None of the services provided by Deloitte & Touche LLP for fiscal 2003 was obtained in reliance on the waiver of the pre-approval requirement afforded in SEC regulations.

Whistleblower Procedures

      Our Audit Committee has adopted procedures for the treatment of complaints regarding accounting, internal accounting controls or auditing matters, including procedures for the confidential and anonymous submission by our Directors, officers and employees of concerns regarding questionable accounting, internal accounting controls or auditing matters. These procedures are set forth in our Code of Ethics which is attached as Appendix B to this Proxy Statement.

OTHER MATTERS

Other Business

      Neither we nor our Board of Directors intends to propose any matters of business at the meeting other than those described in this proxy statement. Neither we nor our Board knows of any matters to be proposed by others at the meeting.

Stockholder Proposals for 2005 Annual Meeting

      A stockholder who intends to present a proposal at the 2005 Annual Meeting of Stockholders for inclusion in our 2005 proxy statement must submit the proposal by January 3, 2005. In order for the proposal to be included in the proxy statement, the stockholder submitting the proposal must meet certain eligibility standards and must comply with certain procedures established by the Securities and Exchange Commission, and the proposal must comply with the requirements as to form and substance established by applicable laws and regulations. The proposal must be mailed to our Secretary at our address set forth on the notice of meeting appearing on the cover of this proxy statement.

      In addition, in accordance with our By-Laws, a stockholder wishing to bring an item of business before the 2005 Annual Meeting of Stockholders must deliver notice of the item of business to us at our offices no later than March 26, 2005, even if the item is not to be included in our proxy statement.

APPENDIX A

LIGHTBRIDGE, INC.

2004 STOCK INCENTIVE PLAN

SECTION 1.     General Purpose of the Plan; Definitions

      The name of the plan is the Lightbridge, Inc. 2004 Stock Incentive Plan (the “Plan”). The purpose of the Plan is to encourage and enable officers, directors and employees of, and other persons providing services to, Lightbridge, Inc. (the “Company”) and its Affiliates to acquire a proprietary interest in the Company. It is anticipated that providing such persons with a direct stake in the Company’s welfare will provide a closer identification of their interests with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company.

      The following terms shall be defined as set forth below:

      “1996 Plan” means the Company’s 1996 Incentive and Non-Qualified Stock Option Plan, as amended.

      “1998 Plan” means the Company’s 1998 Non-Statutory Stock Option Plan, as amended.

      “Affiliate” means a parent corporation, if any, and each subsidiary corporation of the Company, as those terms are defined in Section 424 of the Code.

      “Award” or “Awards”, except where referring to a particular category of grant under the Plan, shall include Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock Awards, Unrestricted Stock Awards, Restricted Units and Stock Appreciation Rights. Awards shall be evidenced by a written agreement (which may be in electronic form and may be electronically acknowledged and accepted by the recipient) containing such terms and conditions not inconsistent with the provisions of this Plan as the Committee shall determine.

      “Board” means the Board of Directors of the Company.

      “Cause” shall mean, with respect to any Award holder, a determination by the Company (including the Board) or any Affiliate that the Holder’s employment or other relationship with the Company or any such Affiliate should be terminated as a result of (i) a material breach by the Award holder of any agreement to which the Award holder and the Company (or any such Affiliate) are parties, (ii) any act (other than retirement) or omission to act by the Award holder that may have a material and adverse effect on the business of the Company, such Affiliate or any other Affiliate or on the Award holder’s ability to perform services for the Company or any such Affiliate, including, without limitation, the proven or admitted commission of any crime (other than an ordinary traffic violation), or (iii) any material misconduct or material neglect of duties by the Award holder in connection with the business or affairs of the Company or any such Affiliate.

      “Change of Control” shall have the meaning set forth in Section 15.

      “Code” means the Internal Revenue Code of 1986, as amended, and any successor Code, and related rules, regulations and interpretations.

      “Committee” shall have the meaning set forth in Section 2.

      “Disability” means disability as set forth in Section 22(e)(3) of the Code.

      “Effective Date” means the date on which the Plan becomes effective, as set forth in Section 17.

      “Eligible Person” shall have the meaning set forth in Section 4.

      “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

      “Fair Market Value” on any given date means the closing price per share of the Stock on such date as reported by such registered national securities exchange on which the Stock is listed, or, if the Stock is not listed on such an exchange, as quoted on NASDAQ; provided, that, if there is no trading on such date, Fair Market Value shall be deemed to be the closing price per share on the last preceding date on which the Stock was traded. If the Stock is not listed on any registered national securities exchange or quoted on NASDAQ, the Fair Market Value of the Stock shall be determined in good faith by the Committee.

      “Incentive Stock Option” means any Stock Option designated and qualified as an “incentive stock option” as defined in Section 422 of the Code.

      “Independent Director” means any director who meets the independence requirement of NASDAQ Marketplace Rule 4200(a)(15).

      “Non-Employee Director” means any director who: (i) is not currently an officer of the Company or an Affiliate, or otherwise currently employed by the Company or an Affiliate, (ii) does not receive compensation, either directly or indirectly, from the Company or an Affiliate, for services rendered as a consultant or in any capacity other than as a director, except for an amount that does not exceed the dollar amount for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K promulgated by the SEC, (iii) does not possess an interest in any other transaction for which disclosure would be required pursuant to Rule 404(a) of Regulation S-K, and (iv) is not engaged in a business relationship for which disclosure would be required pursuant to Rule 404(b) of Regulation S-K.

      “Non-Statutory Stock Option” means any Stock Option that is not an Incentive Stock Option.

      “Normal Retirement” means retirement in good standing from active employment with the Company and its Affiliates in accordance with the retirement policies of the Company and its Affiliates then in effect.

      “Option” or “Stock Option” means any option to purchase shares of Stock granted pursuant to Section 5.

      “Option Plans” means the 1996 Plan and the 1998 Plan.

      “Outside Director” means any director who (i) is not an employee of the Company or of any “affiliated group,” as such term is defined in Section 1504(a) of the Code, which includes the Company (an “Affiliated Group Member”), (ii) is not a former employee of the Company or any Affiliated Group Member who is receiving compensation for prior services (other than benefits under a tax-qualified retirement plan) during the Company’s or any Affiliated Group Member’s taxable year, (iii) has not been an officer of the Company or any Affiliated Group Member and (iv) does not receive remuneration from the Company or any Affiliated Group Member, either directly or indirectly, in any capacity other than as a director. “Outside Director” shall be determined in accordance with Section 162(m) of the Code and the Treasury regulations issued thereunder.

      “Restricted Stock Award” means an Award granted pursuant to Section 6.

      “Restricted Unit” means an Award granted pursuant to Section 8.

      “SEC” means the Securities and Exchange Commission or any successor authority.

      “Stock” means the common stock, $.01 par value per share, of the Company, subject to adjustments pursuant to Section 3.

      “Stock Appreciation Right” means an Award granted pursuant to Section 9.

      “Unrestricted Stock Award” means Awards granted pursuant to Section 7.

SECTION 2.     Administration of Plan; Committee Authority to Select Participants and Determine Awards.

      (a) Committee. The Plan shall be administered by a committee of the Board (the “Committee”) consisting of not less than two (2) persons, each of whom qualifies as an Independent Director, an Outside Director and a Non-Employee Director, but the authority and validity of any act taken or not taken by the Committee shall not be affected if any person administering the Plan is not an Independent Director, an Outside Director or a Non-Employee Director. Except as specifically reserved to the Board under the terms of the Plan, the Committee shall have full and final authority to operate, manage and administer the Plan on behalf of the Company.

      (b) Powers of Committee. The Committee shall have the power and authority to grant and modify Awards consistent with the terms of the Plan, including the power and authority:

(i) to select the persons to whom Awards may from time to time be granted;

(ii) to determine the time or times of grant, and the extent, if any, of Incentive Stock Options, Non-Statutory Stock Options, Restricted Stock, Unrestricted Stock, Restricted Units and Stock Appreciation Rights, or any combination of the foregoing, granted to any one or more participants;

(iii) to determine the number of shares to be covered by any Award;

(iv) to determine and modify the terms and conditions, including restrictions, not inconsistent with the terms of the Plan, of any Award, which terms and conditions may differ among individual Awards and participants, and to approve the form of written instruments evidencing the Awards; provided, however, that no such action shall adversely affect rights under any outstanding Award without the participant’s consent;

(v) to accelerate the exercisability or vesting of all or any portion of any Award;

(vi) to extend the period in which any outstanding Stock Option or Stock Appreciation Right may be exercised; and

(vii) to adopt, alter and repeal such rules, guidelines and practices for administration of the Plan and for its own acts and proceedings as it shall deem advisable; to interpret the terms and provisions of the Plan and any Award (including related written instruments); to make all determinations it deems advisable for the administration of the Plan; to decide all disputes arising in connection with the Plan; and to otherwise supervise the administration of the Plan.

      All decisions and interpretations of the Committee shall be binding on all persons, including the Company and Plan participants. No member or former member of the Committee or the Board shall be liable for any action or determination made in good faith with respect to this Plan.

      (c) Option Grants by Authorized Officer. Notwithstanding the other provisions of this Section 2, the Committee or the Board may authorize the Chief Executive Officer or another executive officer of the Company (the “Authorized Officer”) to grant Awards (“Authorized Officer Awards”) to Eligible Persons who are not executive officers who are subject to the reporting requirements of Section 16 of the Exchange Act or members of the Board. The Committee or the Board may, in its action naming the Authorized Officer, specify other limitations or conditions with respect to Authorized Officer Awards, including without limitation a maximum number of shares that may be subject to each Authorized Officer Award. In furtherance of the provisions of this Section 2(c), except to the extent otherwise specified by action of the Committee or the Board, the Authorized Officer shall, as to each Authorized Officer Award, have the authority to make the determinations specified in Section 2(b).

SECTION 3.     Shares Issuable under the Plan; Mergers; Substitution.

      (a) Shares Issuable. The maximum number of shares of Stock which may be issued in respect of Awards (including Stock Appreciation Rights) granted under the Plan, subject to adjustment upon changes in capitalization of the Company as provided in this Section 3, shall be equal to the sum of (i) 2,500,000 shares, plus (ii) the number of shares remaining available for future grants under the Option

Plans as of the Effective Date, and plus (iii) the number of shares of Stock subject to any stock option granted pursuant to the Option Plans that expires, is cancelled or otherwise terminates (other than by exercise) after the Effective Date. Notwithstanding the foregoing, the maximum cumulative number of shares of Stock that may be issued pursuant to Restricted Stock Awards, Unrestricted Stock Awards and Restricted Units granted under the Plan is 2,500,000 and the maximum cumulative number of shares of Stock that may be issued pursuant to Awards granted under the Plan is 7,500,000, in each case subject to adjustment upon changes in capitalization of the Company as provided in this Section 3. For purposes of each of the foregoing limitations, the shares of Stock underlying any Awards which are forfeited, cancelled, reacquired by the Company or otherwise terminated (other than by exercise), shares that are tendered in payment of the exercise price of any Award and shares that are tendered or withheld for tax withholding obligations shall be added back to the shares of Stock with respect to which Awards may be granted under the Plan. To the extent that an Award is settled in cash or a form other than Shares, the Shares that would have been delivered had there been no such cash or other settlement shall not be counted against the Shares available for issuance under the Plan. Shares issued under the Plan may be authorized but unissued shares or shares reacquired by the Company.

      (b) Limitation on Awards. In no event may any Plan participant be granted Awards (including Stock Appreciation Rights) with respect to more than 500,000 shares of Stock in any calendar year. The number of shares of Stock relating to an Award granted to a Plan participant in a calendar year that is subsequently forfeited, cancelled or otherwise terminated shall continue to count toward the foregoing limitation in such calendar year. In addition, if the exercise price of an Award is subsequently reduced, the transaction shall be deemed a cancellation of the original Award and the grant of a new one so that both transactions shall count toward the maximum shares issuable in the calendar year of each respective transaction.

      (c) Stock Dividends, Mergers, etc. In the event that after approval of the Plan by the stockholders of the Company in accordance with Section 17, the Company effects a stock dividend, stock split or similar change in capitalization affecting the Stock, the Committee shall make appropriate adjustments in (i) the number and kind of shares of stock or securities with respect to which Awards may thereafter be granted (including without limitation the limitations set forth in Sections 3(a) and (b) above), (ii) the number and kind of shares remaining subject to outstanding Awards, and (iii) the option or purchase price in respect of such shares. In the event of any merger, consolidation, dissolution or liquidation of the Company, the Committee in its sole discretion may, as to any outstanding Awards, make such substitution or adjustment in the aggregate number of shares reserved for issuance under the Plan and in the number and purchase price (if any) of shares subject to such Awards as it may determine and as may be permitted by the terms of such transaction, or accelerate, amend or terminate such Awards upon such terms and conditions as it shall provide (which, in the case of the termination of the vested portion of any Award, shall require payment or other consideration which the Committee deems equitable in the circumstances), subject, however, to the provisions of Section 15.

      (d) Substitute Awards. The Committee may grant Awards under the Plan in substitution for stock and stock based awards held by employees of another corporation who concurrently become employees of the Company or an Affiliate as the result of a merger or consolidation of the employing corporation with the Company or an Affiliate or the acquisition by the Company or an Affiliate of property or stock of the employing corporation. The Committee may direct that the substitute awards be granted on such terms and conditions as the Committee considers appropriate in the circumstances.

SECTION 4.     Eligibility.

      Awards may be granted to officers, directors and employees of, and consultants and advisers to, the Company or its Affiliates (“Eligible Persons”).

SECTION 5.     Stock Options.

      The Committee may grant to Eligible Persons options to purchase Stock.

      Any Stock Option granted under the Plan shall be in such form as the Committee may from time to time approve.

      Stock Options granted under the Plan may be either Incentive Stock Options (subject to compliance with applicable law) or Non-Statutory Stock Options. Unless otherwise so designated, an Option shall be a Non-Statutory Stock Option. To the extent that any option does not qualify as an Incentive Stock Option, it shall constitute a Non-Statutory Stock Option.

      No Incentive Stock Option shall be granted under the Plan after the tenth anniversary of the date of adoption of the Plan by the Board.

      The Committee in its discretion may determine the effective date of Stock Options, provided, however, that grants of Incentive Stock Options shall be made only to persons who are, on the effective date of the grant, employees of the Company or an Affiliate. Stock Options granted pursuant to this Section 5 shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Committee shall deem desirable.

(a) Exercise Price. The exercise price per share for the Stock covered by a Stock Option granted pursuant to this Section 5 shall be determined by the Committee at the time of grant but shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant. If an employee owns or is deemed to own (by reason of the attribution rules applicable under Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the option price shall be not less than one hundred ten percent (110%) of Fair Market Value on the date of grant.

(b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten (10) years after the date the option is granted. If an employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company or any subsidiary or parent corporation and an Incentive Stock Option is granted to such employee, the term of such option shall be no more than five (5) years from the date of grant.

(c) Exercisability; Rights of a Stockholder. Stock Options shall become vested and exercisable at such time or times, whether or not in installments, as shall be determined by the Committee. In the alternative, the Committee may specify that a Stock Option shall become vested and exercisable upon the achievement of such performance goals and objectives as it may establish at the time of grant. The Committee may at any time accelerate the exercisability of all or any portion of any Stock Option. An optionee shall have the rights of a stockholder only as to shares acquired upon the exercise of a Stock Option and not as to unexercised Stock Options.

(d) Method of Exercise. Stock Options may be exercised in whole or in part, by delivering written notice of exercise to the Company, specifying the number of shares to be purchased. Payment of the purchase price may be made by delivery of cash or bank check or other instrument acceptable to the Committee in an amount equal to the exercise price of such Options, or, to the extent provided in the applicable Option agreement, by one or more of the following methods:

(i) by delivery to the Company of shares of Common Stock of the Company that either have been purchased by the optionee on the open market, or have been beneficially owned by the optionee for a period of at least six months and are not then subject to restriction under any Company plan (“mature shares”); such surrendered shares shall have a fair market value equal in amount to the exercise price of the Options being exercised; or

(ii) a personal recourse note issued by the optionee to the Company in a principal amount equal to such aggregate exercise price and with such other terms, including interest rate and maturity, as the Company may determine in its discretion; provided, however, that the interest rate borne by such note shall not be less than the lowest applicable federal rate, as defined in Section 1274(d) of the Code; or

(iii) if the class of Common Stock is registered under the Securities Exchange Act of 1934 at such time, by delivery to the Company of a properly executed exercise notice along with irrevocable instructions to a broker to deliver promptly to the Company cash or a check payable and acceptable to the Company for the purchase price; provided that in the event that the optionee chooses to pay the purchase price as so provided, the optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Committee shall prescribe as a condition of such payment procedure (including, in the case of an optionee who is an executive officer of the Company, such procedures and agreements as the Committee deems appropriate in order to avoid any extension of credit in the form of a personal loan to such officer). The Company need not act upon such exercise notice until the Company receives full payment of the exercise price; or

(iv) by reducing the number of Option shares otherwise issuable to the optionee upon exercise of the Option by a number of shares of Common Stock having a fair market value equal to such aggregate exercise price; provided, however, that the optionee otherwise holds an equal number of mature shares; or

(v) by any combination of such methods of payment.

      The delivery of certificates representing shares of Stock to be purchased pursuant to the exercise of a Stock Option will be contingent upon receipt from the Optionee (or a purchaser acting in his stead in accordance with the provisions of the Stock Option) by the Company of the full purchase price for such shares and the fulfillment of any other requirements contained in the Stock Option or imposed by applicable law.

(e) Non-transferability of Options. Except as the Committee may provide with respect to a Non-Statutory Stock Option, no Stock Option shall be transferable other than by will or by the laws of descent and distribution and all Stock Options shall be exercisable, during the optionee’s lifetime, only by the optionee.

(f) Annual Limit on Incentive Stock Options. To the extent required for “incentive stock option” treatment under Section 422 of the Code, the aggregate Fair Market Value (determined as of the time of grant) of the Stock with respect to which Incentive Stock Options granted under this Plan and any other plan of the Company or its Affiliates become exercisable for the first time by an optionee during any calendar year shall not exceed $100,000.

SECTION 6.     Restricted Stock Awards.

(a) Nature of Restricted Stock Award. The Committee in its discretion may grant Restricted Stock Awards to any Eligible Person, entitling the recipient to acquire, for such purchase price, if any, as may be determined by the Committee, shares of Stock subject to such restrictions and conditions as the Committee may determine at the time of grant (“Restricted Stock”), including continued employment and/or achievement of pre-established performance goals and objectives.

(b) Acceptance of Award. A participant who is granted a Restricted Stock Award shall have no rights with respect to such Award unless the participant shall have accepted the Award within sixty (60) days (or such shorter date as the Committee may specify) following the award date by making payment to the Company of the specified purchase price, if any, of the shares covered by the Award and by executing and delivering to the Company a written instrument that sets forth the terms and conditions applicable to the Restricted Stock in such form as the Committee shall determine.

(c) Rights as a Stockholder. Upon complying with Section 6(b) above, a participant shall have all the rights of a stockholder with respect to the Restricted Stock, including voting and dividend rights, subject to non-transferability restrictions and Company repurchase or forfeiture rights described in this Section 6 and subject to such other conditions contained in the written instrument evidencing the Restricted Award. Unless the Committee shall otherwise determine, certificates evidencing shares of Restricted Stock shall remain in the possession of the Company until such shares are vested as provided in Section 6(e) below.

(d) Restrictions. Shares of Restricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Affiliates for any reason (including death, Disability, Normal Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to repurchase shares of Restricted Stock which have not then vested at their purchase price, or to require forfeiture of such shares to the Company if acquired at no cost, from the participant or the participant’s legal representative. The Company must exercise such right of repurchase or forfeiture within ninety (90) days following such termination of employment (unless otherwise specified in the written instrument evidencing the Restricted Stock Award).

(e) Vesting of Restricted Stock. The Committee at the time of grant shall specify the date or dates and/or the pre-established performance goals, objectives and other conditions based on which the non-transferability of the Restricted Stock and the Company’s right of repurchase or forfeiture shall lapse. Subsequent to such date or dates and/or the attainment of such pre-established performance goals, objectives and other conditions, the shares on which all restrictions have lapsed shall no longer be Restricted Stock and shall be deemed “vested.” The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 13, amend any conditions of the Award.

(f) Waiver, Deferral and Reinvestment of Dividends. The written instrument evidencing the Restricted Stock Award may require or permit the immediate payment, waiver, deferral or investment of dividends paid on the Restricted Stock.

SECTION 7.     Unrestricted Stock Awards.

(a) Grant or Sale of Unrestricted Stock. The Committee in its discretion may grant or sell to any Eligible Person shares of Stock free of any vesting restrictions or conditions under the Plan (“Unrestricted Stock”) at a purchase price determined by the Committee. Shares of Unrestricted Stock may be granted or sold as described in the preceding sentence in respect of past services or other valid consideration.

(b) Restrictions on Transfers. The right to receive Unrestricted Stock may not be sold, assigned, transferred, pledged or otherwise encumbered, other than by will or the laws of descent and distribution.

SECTION 8.     Restricted Units.

(a) Nature of Restricted Unit Award. The Committee may grant to Eligible Persons Restricted Units entitling the recipient to acquire in the future (i) Stock, (ii) an equivalent amount of cash or (iii) a combination of Stock and cash, in the discretion of the Committee, with such right subject to such restrictions and conditions as the Committee may determine at the time of grant, including continued employment and/or achievement of pre-established performance goals and objectives. The Committee may grant Restricted Units independent of or in connection with the granting of any other Award under the Plan.

(b) Restrictions. Restricted Units may not be sold, assigned, transferred, pledged or otherwise encumbered or disposed of except as specifically provided herein. In the event of termination of employment by the Company and its Affiliates for any reason (including death, Disability, Normal

Retirement and for Cause), the Company shall have the right, at the discretion of the Committee, to require forfeiture of such Restricted Units to the Company from the participant or the participant’s legal representative.

(c) Vesting of Restricted Unit. The Committee at the time of award shall specify the date or dates and/or the pre-established performance goals, objectives and other conditions based on which the holder of a Restricted Unit shall be entitled to receive the Stock or cash subject to the Restricted Unit. The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 13, amend any conditions of the Award.

(d) No Rights as Stockholder. A participant holding Restricted Units shall not have the rights of a stockholder with respect to the Stock issuable pursuant to such Restricted Units, including the right to receive dividends or distributions or to vote such Stock, unless and until such Stock is issued to the participant pursuant to the provisions of the Restricted Units and this Plan.

SECTION 9.     Stock Appreciation Rights.

      The Committee in its discretion may grant Stock Appreciation Rights to any Eligible Person (i) alone, or (ii) simultaneously with the grant of a Stock Option and in conjunction therewith or in the alternative thereto. A Stock Appreciation Right shall entitle the participant upon exercise thereof to receive from the Company, upon written request to the Company at its principal offices (the “Request”), a number of shares of Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Committee in its sole discretion), an amount of cash, or any combination of Stock and cash, as specified in the Request (but subject to the approval of the Committee in its sole discretion, at any time up to and including the time of payment, as to the making of any cash payment), having an aggregate Fair Market Value equal to the product of (a) the excess of Fair Market Value, on the date of such Request, over the exercise price per share of Stock specified in such Stock Appreciation Right or its related Option (which exercise price shall be not less than one hundred percent (100%) of Fair Market Value on the date of grant), multiplied by (b) the number of shares of Stock for which such Stock Appreciation Right shall be exercised. Notwithstanding the foregoing, the Committee may specify at the time of grant of any Stock Appreciation Right that such Stock Appreciation Right may be exercisable solely for cash and not for Stock. The Committee at the time of grant shall specify the date or dates and/or the pre-established performance goals, objectives and other conditions based on which the holder of a Stock Appreciation Right shall be entitled to exercise the Stock Appreciation Right. The Committee at any time may accelerate such date or dates and otherwise waive or, subject to Section 13, amend any conditions of the Stock Appreciation Right.

SECTION 10.     Termination of Stock Options and Other Awards.

      (a) Incentive Stock Options:

(i) Termination by Death. If any participant’s employment by the Company and its Affiliates terminates by reason of death, any Incentive Stock Option owned by such participant may thereafter be exercised to the extent exercisable at the date of death, by the legal representative or legatee of the participant, for a period of one year (or such longer period as the Committee shall specify at any time) from the date of death, or until the expiration of the stated term of the Incentive Stock Option, if earlier.

(ii) Termination by Reason of Disability or Normal Retirement.

(A) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Disability may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of one year (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(B) Any Incentive Stock Option held by a participant whose employment by the Company and its Affiliates has terminated by reason of Normal Retirement may thereafter be exercised, to the extent it was exercisable at the time of such termination, for a period of ninety (90) days (or such longer period as the Committee shall specify at any time) from the date of such termination of employment, or until the expiration of the stated term of the Option, if earlier.

(C) The Committee shall have sole authority and discretion to determine whether a participant’s employment has been terminated by reason of Disability or Normal Retirement.

(iii) Termination for Cause. If any participant’s employment by the Company and its Affiliates has been terminated for Cause, any Incentive Stock Option held by such participant shall immediately terminate and be of no further force and effect; provided, however, that the Committee may, in its sole discretion, provide that such Option can be exercised for a period of up to ninety (90) days from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

(iv) Other Termination. Unless otherwise determined by the Committee, if a participant’s employment by the Company and its Affiliates terminates for any reason other than death, Disability, Normal Retirement or for Cause, any Incentive Stock Option held by such participant may thereafter be exercised, to the extent it was exercisable on the date of termination of employment, for ninety (90) days (or such other period as the Committee shall specify) from the date of termination of employment or until the expiration of the stated term of the Option, if earlier.

      (b) Other Awards. Any Award granted under the Plan other than an Incentive Stock Option shall contain such terms and conditions with respect to its termination as the Committee, in its discretion, may from time to time determine.

SECTION 11.     Tax Withholding.

      (a) Payment by Participant. Each participant shall, no later than the date as of which the value of an Award or of any Stock or other amounts received thereunder first becomes includable in the gross income of the participant for Federal income tax purposes, pay to the Company, or make arrangements satisfactory to the Committee regarding payment of any Federal, state, local and/or payroll taxes of any kind required by law to be withheld with respect to such income. The Company and its Affiliates shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the participant.

      (b) Payment in Shares. A Participant may elect, with the consent of the Committee, to have such tax withholding obligation satisfied, in whole or in part, by (i) authorizing the Company to withhold from shares of Stock to be issued pursuant to an Award a number of shares with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due with respect to such Award, or (ii) delivering to the Company a number of mature shares of Stock with an aggregate Fair Market Value (as of the date the withholding is effected) that would satisfy the minimum withholding amount due.

      (c) Notice of Disqualifying Disposition. Each holder of an Incentive Option shall agree to notify the Company in writing immediately after making a disqualifying disposition (as defined in Section 421(b) of the Code) of any Stock purchased upon exercise of an Incentive Stock Option.

SECTION 12.     Transfer and Leave of Absence.

      For purposes of the Plan, the following events shall not be deemed a termination of employment:

(a) a transfer to the employment of the Company from an Affiliate or from the Company to an Affiliate, or from one Affiliate to another;

(b) an approved leave of absence for military service or sickness, or for any other purpose approved by the Company, if the employee’s right to re-employment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Committee otherwise so provides in writing.

SECTION 13.     Amendments and Termination; No Repricing.

      The Board may at any time amend or discontinue the Plan and the Committee may at any time amend or cancel any outstanding Award (or provide substitute Awards at the same or reduced exercise or purchase price or with no exercise or purchase price, but such price, if any, must satisfy the requirements which would apply to the substitute or amended Award if it were then initially granted under this Plan) for the purpose of satisfying changes in law or for any other lawful purpose, but no such action shall adversely affect rights under any outstanding Award without the holder’s consent. Notwithstanding the foregoing, neither the Board nor the Committee shall have the power or authority to decrease the exercise price of any outstanding Stock Option or Stock Appreciation Right, whether through amendment, cancellation and regrant, exchange or any other means, without the approval of the Company’s stockholders, except for changes made pursuant to Section 3(c).

      This Plan shall terminate as of the tenth anniversary of its effective date. The Board may terminate this Plan at any earlier time for any reason. No Award may be granted after the Plan has been terminated. No Award granted while this Plan is in effect shall be altered or impaired by termination of this Plan, except upon the consent of the holder of such Award. The power of the Committee to construe and interpret this Plan and the Awards granted prior to the termination of this Plan shall continue after such termination.

SECTION 14.     Status of Plan.

      With respect to the portion of any Award which has not been exercised and any payments in cash, Stock or other consideration not received by a participant, a participant shall have no rights greater than those of a general creditor of the Company unless the Committee shall otherwise expressly determine in connection with any Award or Awards. In its sole discretion, the Committee may authorize the creation of trusts or other arrangements to meet the Company’s obligations to deliver Stock or make payments with respect to Awards hereunder, provided that the existence of such trusts or other arrangements is consistent with the provision of the foregoing sentence.

SECTION 15.     Change of Control Provisions.

      (a) Upon the occurrence of a Change of Control as defined in this Section 15:

(i) subject to the provisions of clause (iii) below, after the effective date of such Change of Control, each holder of an outstanding Stock Option, Restricted Stock Award, Restricted Unit or Stock Appreciation Right shall be entitled, upon exercise of such Award, to receive, in lieu of shares of Stock (or consideration based upon the Fair Market Value of Stock), shares of such stock or other securities, cash or property (or consideration based upon shares of such stock or other securities, cash or property) as the holders of shares of Stock received in connection with the Change of Control;

(ii) the Committee may accelerate, fully or in part, the time for exercise of, and waive any or all conditions and restrictions on, each unexercised and unexpired Stock Option, Restricted Stock Award, Restricted Unit and Stock Appreciation Right, effective upon a date prior or subsequent to the effective date of such Change of Control, as specified by the Committee; or

(iii) each outstanding Stock Option, Restricted Stock Award, Restricted Unit and Stock Appreciation Right may be cancelled by the Committee as of the effective date of any such Change of Control provided that (x) prior written notice of such cancellation shall be given to each holder of such an Award and (y) each holder of such an Award shall have the right to exercise such Award to the extent that the same is then exercisable or, in full, if the Committee shall have accelerated the time for exercise of all such unexercised and unexpired Awards, during the thirty (30) day period preceding the effective date of such Change of Control.

      (b) “Change of Control” shall mean the occurrence of any one of the following events:

(i) any “person” (as such term is used in Sections 13(d) and 14(d)(2) of the Exchange Act) becomes, after the Effective Date of this Plan, a “beneficial owner” (as such term is defined in Rule 13d-3 promulgated under the Exchange Act) (other than the Company, any trustee or other fiduciary holding securities under an employee benefit plan of the Company, or any corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities; or

(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or

(iii) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets.

SECTION 16.     General Provisions.

      (a) No Distribution; Compliance with Legal Requirements. The Committee may require each person acquiring shares pursuant to an Award to represent to and agree with the Company in writing that such person is acquiring the shares without a view to distribution thereof.

      No shares of Stock shall be issued pursuant to an Award until all applicable securities laws and other legal and stock exchange requirements have been satisfied. The Committee may require the placing of such stop orders and restrictive legends on certificates for Stock and Awards as it deems appropriate.

      (b) Delivery of Stock Certificates. Delivery of stock certificates to participants under this Plan shall be deemed effected for all purposes when the Company or a stock transfer agent of the Company shall have delivered such certificates in the United States mail, addressed to the participant, at the participant’s last known address on file with the Company.

      (c) Other Compensation Arrangements; No Employment Rights. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, including trusts, subject to stockholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases. The adoption of the Plan or any Award under the Plan does not confer upon any employee any right to continued employment with the Company or any Affiliate.

      (d) Lockup Agreement. Each Award shall provide that the recipient shall agree for a period of time (not to exceed 180 days) from the effective date of any registration of securities of the Company (upon request of the Company or the underwriters managing any underwritten offering of the Company’s securities) not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of, any shares issued pursuant to such Award, without the prior written consent of the Company or such underwriters, as the case may be.

SECTION 17.     Effective Date of Plan; Effect on Prior Plans.

      This Plan shall become effective upon the day after its approval by the stockholders of the Company provided that such approval occurs within twelve months following the adoption of this Plan by the Board. If such stockholder approval is not obtained within twelve months after the Board’s adoption of this Plan, this Plan shall terminate and be of no force or effect. Following the Effective Date, the Company shall not grant any further stock options pursuant to the Option Plans, but stock options previously granted under the Option Plans will continue in effect in accordance with their terms.

SECTION 18.     Governing Law.

      This Plan shall be governed by, and construed and enforced in accordance with, the substantive laws of The Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

* * *

APPENDIX B

LIGHTBRIDGE, INC. CODE OF ETHICS

I.	General Statement of Business Philosophy

      Lightbridge’s success is founded in part on its strong commitment to its staff and its corporate values that include: Excellence, Integrity, Accountability and Continuous Learning. These values are reflected in our daily operations and in the way the staff conduct themselves. Lightbridge’s employees are expected to be individually accountable, and to perform their work with excellence, integrity and respect while contributing to the team.

      The purpose of this Code of Ethics is to reaffirm and foster the ethical climate of Lightbridge, Inc. and its subsidiaries (collectively, the “Company”), and to provide basic guidelines for action in situations in which ethical issues arise.

      Each employee of the Company is responsible for the observance of this Code of Ethics. Failure to comply with any of the provisions of this Code of Ethics subjects the employee to disciplinary measures up to and including termination. If any employee has questions about any section of this Code of Ethics, he or she should direct all questions to the Ethics Committee, the members of which are listed on Exhibit A. If an employee becomes aware that another employee has violated this Code of Ethics, he or she is obligated to report it in accordance with procedures set forth in Section VII below. No one has the authority to retaliate against an employee who reports a possible violation in good faith. This Code of Ethics also applies to non-employee directors of the Company, and references to employees in this Code of Ethics shall be deemed to refer to such directors as well.

      This Code of Ethics is intended to supplement the Company’s Employee Resource Guide and other Company policies. To the extent that the Code of Ethics is more comprehensive, it shall supersede the Employee Resource Guide and Company policies.

II.	Conflicts of Interest

      A conflict of interest may arise in any situation in which interests that are incompatible with the interests of the Company divide an employee’s loyalties. All such conflicts should be avoided. The Company expects integrity from all its employees. The Company expects that no employee will knowingly place himself or herself in a position that would be, or have the appearance of being, in conflict with the interests of the Company. Conflicts of interest may not always be clear-cut, so employees with questions should consult with a member of the Ethics Committee.

     A. Accepting Gifts and Entertainment

      The Company’s aim is to deter givers of gifts from seeking or receiving special favors from Company employees. (For guidelines concerning the giving of gifts to, or entertainment of, clients and others by Company employees, see paragraph III.D below.) The acceptance of any gift of more than nominal value or entertainment that is more than a social amenity can appear to be an attempt to influence the recipient into favoring a particular client, supplier or consultant. To avoid improper relations with current or prospective clients, suppliers and consultants, employees should observe the following guidelines when deciding whether or not to accept gifts or entertainment:

1.	Gifts

      Gifts such as merchandise or products, as well as personal services or favors, may not be accepted unless they are of nominal value. Employees are urged to consult with a member of the Ethics Committee before accepting any gifts of more than nominal value. Gifts of any amount may never be solicited. A gift of cash or securities may never be accepted. If you have a question as to what constitutes nominal value, please consult the Employee Resource Guide or a member of the Ethics Committee.

      In some international business transactions, it is customary and lawful for business leaders in a host country to give gifts to Company employees. These gifts may be of more than nominal value and under the circumstances returning the gifts or paying for them may be an affront to the giver. In any such situation, the gift must be reported to the employee’s manager. In all other instances where gifts cannot be returned and offering to pay for them would adversely affect continuing business relationships, managers must be notified. In some cases, the Company at its sole discretion may retain the gift.

2.	Entertainment

      Normal business entertainment by clients, suppliers or consultants including: lunch, dinner, theater, a sporting event, and the like, is appropriate if of a reasonable nature and for a business purpose.

     B. Outside Activities

      It is the policy of the Company that no employee is to have a “free-lance” or “moonlighting” activity that will materially encroach on the time or attention which should be devoted to the employee’s duties; adversely affect the quality of work performed; compete with the Company’s activities; imply sponsorship or support by the Company of the outside employment or organization; or adversely affect the good name of the Company. Any free-lance or moonlighting activities require the prior written approval of the Ethics Committee. Employees who free-lance or moonlight may not use Company time, facilities, resources, or supplies for such work.

      In addition, employees are prohibited from personally benefiting from opportunities that are discovered through the use of Company property, information or position without the consent of the Ethics Committee. No employee may use Company property, information or position for improper personal gain. Employees owe a duty to the Company to advance its legitimate interests when the opportunity to do so arises.

     C. Interests in Other Businesses

      Unless approved in advance by the Ethics Committee, neither an employee nor his or her spouse, domestic partner, or any other member of the employee’s immediate family may directly or indirectly have a material financial interest (whether as an investor, lender, employee or other service provider) in a competitor, or in a client or supplier. This prohibition does not apply to passive investments in a mutual fund or similar investment vehicle or in less than one percent (1%) of the outstanding stock of a publicly-traded company.

III.	Compliance with Laws

      It is the policy of the Company to comply with all applicable laws, including, without limitation, employment, discrimination, health, safety, antitrust, securities and environmental laws. Company employees should conduct their business affairs in such a manner that the Company’s reputation will not be impugned if the details of their dealings should become a matter of public discussion. Employees must not engage in any activity that degrades the reputation or integrity of the Company. No director or employee of the Company has authority to violate any law or to direct another employee or other person to violate any law on behalf of the Company.

      We strive to do business with clients and suppliers of sound business character and reputation. We do not knowingly support any public or private organization that espouses illegal discriminatory policies or practices.

     A. Securities Laws

      Employees may not trade in or recommend securities of the Company or its clients or business partners based on inside information, i.e., information that has not yet been disclosed publicly by the Company. “Insider trading” is the purchase or sale of a publicly traded security while in possession of important non-public information about the issuer of the security. Such information includes, for example, non-public information on Company earnings, significant gains or losses of business, loss or signing of a material client contract, material product or service developments, or the hiring, firing or resignation of a Director or Officer of the Company. The securities laws prohibit insider trading, as well as “tipping,” which is communicating such information to anyone who might use it to purchase or sell securities. When in doubt, information obtained as an employee of the Company should be presumed to be important and not public.

      Employees are also prohibited from trading in Company stock during designated blackout periods.

      Additional information concerning compliance with securities laws can be found in the Company’s Employee Resource Guide.

      Employees who have questions pertaining to the sale or purchase of a security under circumstances that might involve inside information or raise other securities law issues should consult with the Company’s Legal Department.

     B. Antitrust Laws

      Compliance with antitrust and competition laws around the world is essential. These laws generally prohibit “restraints of trade” which is certain conduct involving competitors, clients or suppliers in the marketplace. These laws are very complex. Some types of conduct, such as restrictive agreements with competitors or agreements regarding minimum resale prices or price levels (e.g., discounts) for the Company’s goods and services, are always illegal under the antitrust laws of the United States and many other countries. Employees and other representatives of the Company must be alert to avoid even the appearance of any unlawful anti-competitive conduct.

      This Code of Ethics is not intended as a comprehensive review of the antitrust laws, and is not a substitute for expert advice. If any employee has questions concerning a specific situation, he or she should contact the Legal Department before taking action.

     C. Relationships with Foreign and Domestic Public Officials

      Some employees do business with federal, state or local government agencies. All employees engaged in business with a governmental body or agency must know and abide by the specific rules and regulations covering relations with public agencies. Such employees must also conduct themselves in a manner that avoids any dealings that might be perceived as attempts to influence public officials in the performance of their official duties.

      Employees are free to exercise the right to make political contributions within legal limits. The Company will not reimburse any employee for political contributions, and employees should not attempt to receive or facilitate such reimbursements. Generally, no contribution may be made with the expectation of favorable government treatment in return.

      In addition, the Ethics Committee must approve in advance any political activity or contribution by an employee, which might appear to constitute an endorsement or contribution by the Company.

      Employees must also comply with the Foreign Corrupt Practices Act, which generally makes it unlawful to give anything of value to foreign government officials, foreign political parties, party officials, or candidates for public office for the purposes of obtaining, or retaining, business for the Company. Any questions about compliance should be directed to a member of the Ethics Committee.

     D. Bribery, Kickback and Fraud

      No Company funds or assets, merchandise or products, or services shall be paid, loaned, provided or otherwise disbursed as bribes, “kickbacks,” or other payments designed to influence or compromise the conduct of the recipient. Company funds and assets, merchandise or products, or services shall never be used in furtherance of any fraudulent activity.

      To illustrate the ethical standard the Company expects every employee to maintain, the following conduct is expressly prohibited:

•	Payment of money, gifts, loans or other favors, which may tend to influence business decisions or compromise independent judgment; and

•	Payment of rebates or “kickbacks” for obtaining business for the Company.

      Any employee found to be engaged in activities involving a bribe, kickback, or other unlawful payment, or attempting to initiate such activities, will be subject to termination and possible criminal proceedings. All employees have a responsibility to report any actual or attempted bribery, kickback or fraud to the Ethics Committee.

     E. International Operations

      Laws and customs vary throughout the world, but all employees must uphold the integrity of the Company. When conducting business in other countries, it is imperative that employees be sensitive to foreign legal requirements and United States laws that apply to foreign operations. For example, the United States government uses economic sanctions and trade embargoes to further various foreign policy and national security objectives. Employees must abide by all economic sanctions or trade embargoes adopted by the United States. Inquires regarding whether a transaction on behalf of the Company complies with applicable foreign and United States laws should be referred to the Legal Department.

IV.	Corporate Records

     A. Maintenance of Books and Records

      The Company requires honest and accurate recording and reporting of information in order to make responsible business decisions. The Company has adopted record-keeping procedures to assist it in meeting its internal needs and the requirements of applicable laws and regulations. These established procedures must be followed to assure the complete and accurate recording of all transactions. All employees, within their areas of responsibility, are expected to adhere to these procedures, as directed by appropriate Company officers. For example, business expenses must be documented and recorded accurately. If you are not sure whether a certain expense is legitimate, you should consult the Employee Resource Guide and other applicable Company policies. Unrecorded or “off the books” funds or assets should never be maintained.

     B. Document Retention

      The space available for the storage of Company documents, both on paper and in electronic form, is limited and expensive. Therefore, periodic discarding of documents is necessary. On the other hand, there are legal requirements that certain records be retained for specific periods of time. Before disposing of documents, employees should consult the Legal Department. Employees who are unsure about the need to keep particular documents should consult with the Legal Department so that a judgment can be made as to the likelihood that the documents will be needed.

      Whenever it becomes apparent that documents of any type may be required in connection with a lawsuit or government investigation, all possibly relevant documents should be preserved, and ordinary disposal or alteration of documents pertaining to the subject of the litigation or investigation should be immediately suspended. If an employee is uncertain whether documents under his or her control should be preserved because they might relate to a lawsuit or investigation, he or she should contact the Legal Department.

C.	Accounting Records

      Any accounting adjustments that materially depart from Generally Accepted Accounting Principles (“GAAP”) must be approved by the Audit Committee of the Board of Directors. In addition, all material off-balance-sheet transactions, arrangements and obligations, contingent or otherwise, and other relationships of the Company with unconsolidated entities or other persons that may have material current or future effects on the financial condition, results of operations, liquidity, capital expenditures, capital resources or significant components of revenues or expenses must be disclosed to the Audit Committee.

      No employee may interfere with or seek to improperly influence, directly or indirectly, the auditing of the Company’s financial records. Violation of these provisions shall result in disciplinary action, up to and including termination, and may also subject the violator to substantial civil and criminal liability.

      If an employee becomes aware of any improper transaction or accounting practice concerning the resources of the Company, he or she should report the matter immediately as provided in our Procedures Regarding Complaints and Concerns About Accounting Matters, attached hereto as Exhibit B. There will be no retaliation against employees who disclose in good faith questionable accounting or auditing matters.

D.	Duties of CEO and Senior Financial Personnel

      This Code of Ethics is intended and designed to promote full, fair, accurate, timely and understandable disclosure in the Company’s SEC filings and other public communications. The CEO and all senior financial personnel, including the CFO and Controller, hold an especially important and elevated role in corporate governance. They are vested with both the responsibility and authority to protect, balance, and preserve the interests of all of the Company’s stakeholders, including shareholders, clients, employees, suppliers, and citizens of the communities in which business is conducted. They fulfill this responsibility by prescribing and enforcing the policies and procedures employed in the operation of the Company’s finance department, and by taking the following actions:

      The CEO and senior financial personnel will exhibit and promote the highest standards of honest and ethical conduct through the establishment and operation of policies that:

•	Encourage professional integrity in all aspects of the finance department, by fostering responsible behavior and eliminating fear of reprisals or similar action from the finance department and the Company itself.

•	Prohibit and eliminate the occurrence of conflicts between what is in the best interest of the Company and what is in the material personal interest of the CEO or members of the finance department.

•	Provide opportunities to and encourage members of the finance department to inform senior management of deviations in practice from policies and procedures governing honest and ethical behavior.

      The CEO and senior financial personnel will establish and manage the Company’s reporting systems and procedures to provide a reasonable level of assurance that:

•	Business transactions are properly authorized and completely and accurately recorded on the Company’s books and records in accordance with GAAP and established Company financial policy.

•	The retention or proper disposal of Company records is in accordance with applicable legal and regulatory requirements.

•	The financial reports of the Company are made in accordance with applicable laws and reflect fairly in all material respects the financial condition of the Company.

V.     Employee Policies

      The Company is committed to fostering a work environment in which all individuals are treated with respect and dignity. Violence and threatening behavior are not permitted. Each individual should be permitted to work in a business-like atmosphere that promotes equal employment opportunities and prohibits discriminatory practices, including harassment. Therefore, the Company expects that all relationships among persons in the workplace will be business-like and free of unlawful bias, prejudice and harassment. It is the Company’s policy to provide equal employment opportunity without discrimination or harassment on the basis of race, color, national origin, religion, sex, age, sexual orientation, disability, or any other status protected by law. The Company’s Equal Employment Opportunity, Anti-Harassment Policies and other employee policies are contained in the Employee Resource Guide.

VI.	Compliance with the Code of Ethics

      The Code of Ethics will be provided to each employee. It shall be the employee’s responsibility to review, understand and follow it and to raise any questions regarding the Code to their manager and director or a member of the Ethics Committee. In addition, all employees are expected to perform their work with honesty and integrity in any areas not specifically addressed by the Code of Ethics. A violation of this Code of Ethics may result in appropriate disciplinary action including the possible termination from employment with the Company, without additional warning.

      The Company strongly encourages dialogue among employees and their supervisors to make everyone aware of situations that give rise to ethical questions and to articulate acceptable ways of handling those situations. Employees should whenever possible attempt to resolve questions before taking actions that they believe may involve ethical issues.

      The Code of Ethics reflects general principles to guide employees in making ethical decisions and is not intended to address every situation. As such, nothing in this Code of Ethics prohibits or restricts the Company from taking any disciplinary action on any matters pertaining to employee conduct, whether or not they are expressly discussed in this document. The Code of Ethics is not intended to create any express or implied contract with any employee or third party.

      The Audit Committee of the Board of Directors of the Company has the exclusive responsibility for the final interpretation of the Code of Ethics. The Code of Ethics may be revised, changed or amended at any time by the Board of Directors of the Company or its designated committee.

VII.	Reporting Suspected Non-Compliance

A.	General Policy

      To assist in the administration of the Code of Ethics, the Company has established an Ethics Committee. The Committee is comprised of the Vice President of Human Resources, Chief Financial Officer and Business Compliance Manager. All employees should feel safe about reporting any ethical violations or accounting concerns and from any reprisals. Because failure to report criminal activity can itself be understood to condone the crime, employees are required to come forward with any such information, without regard to the identity or position of the suspected offender. Failure to report knowledge of wrongdoing may result in disciplinary action against those who fail to report.

     Reporting of Ethical Concerns

      As part of its commitment to ethical and legal conduct, the Company expects its employees to bring to the attention of the Ethics Committee, or any of the people it designates, information about suspected violations of this Code of Ethics by any Company employee or agent.

     Reporting of Accounting Concerns

      Employees who have information about suspected improper accounting or auditing matters should bring it to the attention of a member of the Ethics Committee and/or a member of the Audit Committee, or submit an anonymous complaint as provided below.

     B. Complaint Procedure

      Notification of Complaint — Information about known or suspected violations by any employee must be reported promptly. The notification should specify in reasonable detail the nature of the complaint and the persons involved in and with knowledge of the violation. It should be accompanied by any supporting documentation. Notification may be verbal or written. If the notification is verbal, it may be made to any member of the Ethics Committee or Audit Committee, or on an anonymous basis by contacting the Ethics Hotline as provided on Exhibit A. Written notices may be deposited in the Ethics Committee’s or Audit Committee’s mailbox or delivered to any member of the Ethics or Audit Committee. Contact information for members of the Ethics Committee, as well as the Company’s Audit Committee, is set forth in Exhibit A.

      Investigation — Reports of violations will be investigated under the Ethics Committee’s supervision, as it finds appropriate. Employees are required to cooperate in the investigation of reported violations.

      Confidentiality — The Ethics Committee will not, to the extent practical and appropriate under the circumstances, disclose the identity of anyone who reports a suspected violation or who participates in the investigation. Employees should be aware that the Ethics Committee and those assisting the Committee are obligated to act in the best interests of the Company.

      Protection Against Retaliation — Retaliation in any form against an individual who reports a violation of this Code of Ethics or of law in good faith, even if the report is mistaken, or who assists in the investigation of a reported violation, is a serious violation of this policy. Acts of retaliation should be reported immediately to a member of the Ethics Committee and will result in appropriate disciplinary action.

     C. Waivers

      While some of the policies contained in this Code must be strictly adhered to and no exceptions can be allowed, in very limited cases exceptions may be possible. Any employee who believes that an exception to any of these policies is appropriate should first contact their manager or director. If the manager or director agrees that an exception may be appropriate, the approval of the Ethics Committee must be obtained. The Ethics Committee will be responsible for determining whether a waiver will be permitted and for communicating such decision to the requesting individual and the Audit Committee. The chairperson of the Ethics Committee will be responsible for maintaining a complete record of all requests for exceptions to any of these provisions and the disposition of such requests.

      Any Executive Officer or member of the Board of Directors who seeks an exception to any of these policies should contact the Board of Directors. Any waiver of this Code for Executive Officers or Directors or any change to this Code that applies to Executive Officers or Directors may be made only by the Board of Directors and will be disclosed as required by law or stock exchange regulation.

* * * * * * * *

      This Code of Ethics shall be distributed to each employee and member of the Board of Directors of the Company.

EXHIBIT A

HOW TO CONTACT THE ETHICS COMMITTEE AND AUDIT COMMITTEE

Ethics Committee

      Written information may be mailed to the Ethics Committee in care of the Company or deposited in a sealed envelope in the Ethics Committee’s mailbox located in the Company’s Burlington, Massachusetts office. You may also contact individual members of the Ethics Committee using the following information:

Name	E-Mail Address	Telephone Number	Mailing Address

Kathleen Betts	kbetts@lightbridge.com	1-781-359-4222	Each c/o Lightbridge, Inc.
Harlan Plumley	hplumley@lightbridge.com	1-781-359-4000	67 South Bedford Street
Linda Salmon	lsalmon@lightbridge.com	1-781-359-4737	Burlington, MA 01803

Audit Committee

      Written information may be mailed to the Audit Committee in care of the Company or deposited in a sealed envelope in the Audit Committee mailbox located in the Company’s Burlington, Massachusetts office. You may also contact individual members of the Audit Committee using the following information:

Name	E-Mail Address	Telephone Number	Mailing Address

Robert Donahue (Chair)	rdonahue@lightbridge.com	1-781-359-4968	Each c/o Lightbridge, Inc.
Kevin Melia	kmelia@lightbridge.com	1-781-359-4968	67 South Bedford Street
Andrew Mills	amills@lightbridge.com	1-781-359-4968	Burlington, MA 01803

      To leave an anonymous, confidential verbal message for the Audit Committee or Ethics Committee, you should call the Lightbridge Ethics Hotline number at 1-800-224-2330 at any time. The Ethics Hotline is operated by a third party service to provide for anonymity.

EXHIBIT B

PROCEDURES REGARDING COMPLAINTS AND CONCERNS

ABOUT ACCOUNTING MATTERS

      The Sarbanes-Oxley Act of 2002 requires audit committees to establish procedures for:

i.	the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls, or auditing matters; and

ii.	the confidential, anonymous submission by employees of the company of concerns regarding such matters.

      Accordingly, the Audit Committee of Lightbridge, Inc. has adopted the procedures set forth below.

A.     Receipt, Retention and Treatment of Complaints.

     1. Receipt.

      Any officer, director or other employee of the Company who receives a complaint, whether from an employee of the Company or any other person, regarding accounting, internal accounting controls or auditing matters (a “Complaint”) shall promptly advise the Company’s Ethics Committee of the receipt and substance of the Complaint.

      Promptly upon being advised of such a Complaint, a member of the Ethics Committee shall inform the Chair of the Audit Committee of the substance of the complaint and forward copies of any writing or other documentation from another person in connection with the Complaint to the Audit Committee. Notwithstanding the requirement to inform the Chair of the Audit Committee, the member of the Ethics Committee being advised of a Complaint may elect not to so inform the Audit Committee if (a) he or she determines that the Complaint is frivolous or without merit and (b) all of the members of the Ethics Committee agree with that determination.

      Complaints may also be made to the Ethics Committee or Audit Committee on an anonymous basis by contacting the Ethics Hotline as set forth on Exhibit A.

     2. Retention.

      The Ethics Committee shall retain all writing and other documentation received in connection with a Complaint, in an easily accessible area, for at least five (5) years from the receipt.

     3. Treatment.

      The Audit Committee shall include the matters raised by the Complaint on the agenda for discussion at its next meeting following receipt by the members of the written summary of the Ethics Committee. If the Chair of the Audit Committee determines, in his or her reasonable judgment, that the matters raised in the Complaint should be addressed prior to the next regularly scheduled meeting of the Audit Committee, the Chair shall call a special meeting of the Audit Committee to be held at a sooner time.

      The Audit Committee may invite the members of the Ethics Committee and any other employees of the Company, as well as representatives of the Company’s independent auditors or its outside legal counsel, to attend all or a portion of the meeting at which a discussion of the Complaint is scheduled. In addition, the Audit Committee may engage independent counsel and other advisers, as it may deem necessary, in evaluating and responding to the Complaint. At the meeting, the Audit Committee shall discuss and evaluate the merits of the Complaint and authorize such responses and follow-up actions, if any, as it deems necessary and appropriate, to address the substance of the Complaint.

B.     Employee Submissions.

      Employees of the Company who harbor any concerns regarding questionable accounting or auditing matters should contact any member of the Ethics Committee or any member of the Audit Committee. The names of and contact information for each of those persons are attached to this Memorandum as Exhibit A.

      An employee who wishes to raise concerns anonymously may do so by submitting such employee’s concerns in writing to any of the persons named on Exhibit A or by calling the anonymous Ethics Hotline listed on Exhibit A. Even if an employee submits concerns other than anonymously, the Company will endeavor to protect the privacy and confidentiality of that employee to the extent possible. In any event, no employee will be penalized for reporting a concern (unless that employee is found to have knowingly and willfully made a false report).

      All concerns regarding questionable accounting or auditing matters will be treated in the same manner as Complaints received under Section A above (concerning receipt, retention and treatment of Complaints).

* * * * * * * *

      These procedures shall be distributed to each employee of the Company as part of its Code of Ethics.

APPENDIX C

LIGHTBRIDGE, INC.

AUDIT COMMITTEE CHARTER

Effective: April 15, 2004

Role and Independence

      The primary role of the Audit Committee is to assist the Board of Directors of Lightbridge, Inc. (the “Company”) in fulfilling its oversight responsibilities by reviewing the financial information proposed to be provided to shareholders and others, the internal control systems and disclosure controls established by management and the Board, and the audit process and the independent accountants’ qualifications, independence and performance. The Company’s independent auditors shall be accountable to the Audit Committee of the Board of Directors, as representatives of the Company’s stockholders, and the Audit Committee shall have the sole power and authority to select, evaluate, compensate and, when appropriate, replace the independent auditors.

      The Audit Committee of the Board of Directors shall consist of at least three members of the Board of Directors who are independent of management and not employees of, or paid consultants of or legal counsel to, the Company. Members of the Audit Committee shall meet the independence requirements of all applicable laws, regulations and stock market rules, may not accept any consulting, advising or compensatory fee from the Company (other than for services as a director) and may not be affiliated persons of the Company. The membership of the Audit Committee shall consist of directors who are generally knowledgeable in financial and accounting matters, including at least one member who shall be a “financial expert” as defined under applicable regulations. The member appointed to serve as the designated “financial expert” will acknowledge his or her understanding of the responsibilities of such role and agree to his or her name being provided in filings where such disclosure is required under applicable regulations. The members of the Audit Committee shall be appointed by, and serve at the discretion of, the Board of Directors.

      The Company shall provide appropriate funding, as determined by the Audit Committee, for compensation to the independent auditors and to any advisors engaged by the Audit Committee.

Responsibilities

      The Audit Committee’s responsibilities shall include the following:

•	Select, evaluate, compensate and, when appropriate, replace the Company’s independent auditors.

•	Take appropriate action to oversee the independence of the independent auditors, including a review and approval of their audit and non-audit fees. The Audit Committee shall obtain from the independent auditors a formal written statement delineating all relationships between such auditors and the Company, consistent with Independence Standards Board Standard 1, and shall actively engage in a dialogue with such auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the accountants.

•	Review with the independent auditors the following:

a)	The annual audit scope and audit testing plan.

b)	The Company’s annual financial statements and independent auditors’ report, quarterly financial statements and independent auditors’ review thereof and quarterly earnings release financial statements, prior to public distribution thereof.

c)	The Company’s Annual Report on Form 10-K and quarterly report on Form 10-Q.

d)	The independent auditors’ comments, reports or attestations on the adequacy of the Company’s internal controls and significant findings and recommendations or issues resulting from the audit or review thereof and management’s response.

C-1

e)	Matters related to the conduct of the audit that are required to be communicated to the Audit Committee under generally accepted auditing standards.

f)	Accounting considerations arising from changes in GAAP, matters related to changes in accounting principles and financial statement presentation or the Company’s operations.

g)	The performance and qualifications of the Company’s financial personnel.

h)	Any material disagreements that may arise between the Company’s management and its independent auditors.

i)	All critical accounting policies and practices to be used by the Company; all “alternative treatments” of financial information within GAAP that have been discussed with management, ramifications of the use of such “alternative disclosures” and the treatment preferred by the auditors; other material written communications between the independent auditors and the Company’s management, such as any management letter or schedule of unadjusted differences; analyses of the independent auditors’ judgment as to the quality of the Company’s accounting principles, including significant reporting issues and judgments made in connection with the preparation of the financial statements. Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibilities. The Audit Committee may retain independent counsel, accountants, or others to assist in the conduct of its responsibilities or investigations.

•	Pre-approve all of the services provided by the Company’s independent auditors, including both audit and non-audit services (subject to permitted exceptions), and disclose all non-audit services authorized by the Audit Committee as required by applicable regulations. The following categories of services for the Company are prohibited from being performed by the Company’s independent accountants under any circumstances (whether or not preapproved by the audit committee) “contemporaneously” with any audit. These services include: (i) bookkeeping; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, (iv) fairness opinions, or contribution-in-kind reports; (v) actuarial services; (vi) internal audit outsourcing services; (vii) management or human resources services; (viii) broker or dealer, investment adviser or investment banking services; and (ix) legal services and expert services unrelated to the audit.

•	Establish procedures for receiving complaints about accounting matters, including procedures for the anonymous submission of employee concerns about questionable practices, discuss and evaluate any complaints or concerns received, and authorize such responses and follow-up actions, if any, as it deems necessary and appropriate.

•	Review and update the Audit Committee Charter as necessary.

•	Recommend to the Board whether the Company’s annual financial statements should be included in the Annual Report on Form 10-K.

•	Resolve any material disagreements that may arise between the Company’s management and its independent auditors.

•	Review and approve all “related party” transactions as those terms are established by the Audit Committee.

•	Review the Audit Committee Report to be included in the Company’s Proxy Statement.

•	Annually perform a self-assessment relative to the performance of the Committee’s duties.

•	Review and update the Company’s Code of Ethics and review management’s monitoring of the Company’s compliance with such Code of Ethics.

•	Perform such other duties as the Board of Directors may delegate to it, or as the Audit Committee may deem necessary or advisable in order to perform its responsibilities under this Charter or rules and regulations applicable to the Company’s Audit Committee.

C-2

APPENDIX D

LIGHTBRIDGE, INC.

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE CHARTER

Effective: November 14, 2003

I.	Statement of Purpose

      The Nominating and Corporate Governance Committee (the “Committee”) is a standing committee of the Board of Directors. The purpose of the Committee is to identify individuals qualified to become members of the Board, to recommend Director nominees for each annual meeting of stockholders and nominees for election to fill any vacancies on the Board of Directors and to address related matters. The Committee shall also develop and recommend to the Board of Directors corporate governance principles and be responsible for an annual review of the performance of the Board of Directors.

II.	Organization

      A. Charter. The Committee shall review this charter at least annually, and any changes shall be submitted to the Board of Directors for approval.

      B. Members. The members of the Committee shall be appointed by the Board of Directors and they shall meet the independence and other requirements of applicable law and the applicable listing standards of The NASDAQ Stock Market, Inc. The Committee shall consist of at least two members.

      C. Meetings. The Committee shall meet at least twice a year and at such other times as the Committee may determine. The Committee shall meet periodically in executive session, as it deems appropriate.

      D. Quorum; Action by Committee. A quorum of any Committee meeting shall be a majority of its members. All determinations of the Committee shall be made by a majority of its members present at a meeting duly called and held. The Committee may also act by unanimous consent.

      E. Minutes and Reports. The Committee’s actions shall be documented by minutes for all meetings of the Committee and written consents in lieu of meetings. The Committee shall make reports to the Board of Directors.

III.	Principal Responsibilities of the Committee

      A. Director Recruitment. The Committee shall recruit, evaluate and recommend (in consultation with the Chairman of the Board and the Chief Executive Officer) candidates to fill positions on the Board of Directors, including as a result of the removal, resignation or retirement of any Director, an increase in the size of the Board of Directors or otherwise. The Committee shall also review any candidate recommended by stockholders of the Company in light of the Committee’s criteria for selection of new Directors. In selecting new Directors, the Committee shall consider any requirements of applicable law or listing standards, a candidate’s strength of character, judgment, business experience, other board of directors memberships, specific area of expertise, independence, factors relating to the composition of the Board, principles of diversity, and such other factors as the Committee shall deem appropriate.

      B. Selection of Annual Director Nominees. The Committee shall select the Director nominees to be recommended by the Board of Directors at each annual meeting of stockholders.

      C. Consideration of Term Limits. The Committee shall review the desirability of term and age limits for Directors and, if appropriate, recommend to the Board of Directors policies in this regard.

      D. Governance Guidelines. The Committee shall recommend to the Board of Directors corporate governance guidelines addressing, among other matters, (i) the size, composition and responsibilities of the Board of Directors and its Committees, (ii) the tenure and retirement of Directors, and (iii) changes in

D-1

the organization and procedures of the Board. The corporate governance guidelines shall be reviewed not less frequently than annually by the Committee, and the Committee shall make recommendations to the Board of Directors with respect to changes to the guidelines.

      E. Advice as to Committee Membership and Operations. The Committee shall advise the Board of Directors with respect to (i) the charters, structure and operations of the various committees of the Board of Directors, and (ii) its recommendations for appointments of members to the committees, qualifications for membership thereon, rotation of members among other committees of the Board of Directors and selection of committee chairs.

      F. Evaluation of the Board and the Committee. The Committee shall oversee an annual evaluation of the Board of Directors. The Committee shall report annually to the Board on the results of the evaluation. The Committee shall evaluate its performance on an annual basis.

      G. Director Education. The Committee shall review on an annual basis the desirability of continuing education for the Board and, if appropriate, recommend to the Board of Directors resources available in this regard.

      H. Succession Plans. The Committee shall consider, when appropriate succession plans for the Chief Executive Officer or other executive officers.

      I. Chief Executive Officer Evaluation. Oversees an annual evaluation of the Chief Executive Officer with participation of the Chairman of the Board unless the Chairman is also the Chief Executive Officer.

      J. Other Delegated Responsibilities. The Committee shall also carry out such other duties as may be delegated to it by the Board of Directors.

IV.	Other

      A. Access to Records, Personnel and Others. The Committee shall have full access to any relevant records and personnel of the Company. The Committee shall have the authority to retain, at Company expense, independent advisers (including legal counsel, accountants, search firms and consultants) as it determines necessary to carry out its duties.

      B. Delegation. The Committee may delegate any of its responsibilities to a subcommittee comprised of one or more members of the Committee.

D-2

LIGHTBRIDGE, INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
Special Meeting in Lieu of 2004 Annual Meeting of Stockholders - June 2, 2004

     The undersigned stockholder of Lightbridge, Inc. (the “Company”) hereby appoints Pamela D.A. Reeve, Harlan B. Plumley and Eugene J. DiDonato and each or any of them, proxies, with full power of substitution to each and to each substitute appointed pursuant to such power, of the undersigned to vote all shares of common stock of the Company that the undersigned may be entitled to vote at the Special Meeting in Lieu of 2004 Annual Meeting of Stockholders of the Company to be held on Wednesday, June 2, 2004, and at any and all adjournments thereof (the “Meeting”), with all powers the undersigned would possess if personally present. The proxies are authorized to vote as indicated on the reverse side upon the matters set forth on the reverse side and in their discretion upon all other matters that may properly come before the Meeting. The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Special Meeting in Lieu of 2004 Annual Meeting of Stockholders and Proxy Statement for the Meeting and hereby revokes all proxies, if any, heretofore given by the undersigned to others for said Meeting.

(IMPORTANT - TO BE SIGNED AND DATED ON REVERSE SIDE)

SPECIAL MEETING IN LIEU OF ANNUAL MEETING OF STOCKHOLDERS

LIGHTBRIDGE, INC.

Wednesday June 2, 2004

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR AND “FOR” PROPOSALS 2 AND 3.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE   ☒

						FOR	AGAINST	ABSTAIN
1. Election of Directors:					2. Approval of 200,000 share increase in the number of shares that may be issued under the Company’s 1996 Employee Stock Purchase Plan, as Amended (the “1996 ESPP”).	☐	☐	☐
NOMINEES:
☐	FOR ALL NOMINEES	¡	Rachelle B. Chong		3. Approval of the 2004 Stock Incentive Plan (the “2004 Plan”).	☐	☐	☐
		¡	Andrew G. Mills
☐	WITHHOLD AUTHORITY	¡	David G. Turner
FOR ALL NOMINEES

☐	FOR ALL EXCEPT (See instructions below)				If this proxy is properly executed and returned, the shares represented thereby will be voted. If a choice is specified with respect to the matters to be acted upon, the shares will be voted upon the matters in accordance with the specifications made. IN THE ABSENCE OF ANY SPECIFICATION, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR (i) EACH OF THE NOMINEES FOR DIRECTOR NAMED ON THIS PROXY; (ii) APPROVAL OF THE INCREASE IN THE NUMBER OF SHARES THAT MAY BE ISSUED UNDER THE COMPANY'S 1996 ESPP; AND (iii) APPROVAL OF THE 2004 PLAN.

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: ●					PLEASE MARK, SIGN, DATE AND RETURN CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.				☐

Signature of Stockholder	Date:	Signature of Stockholder	Date:

Note:	Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.